UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FIRST MCMINNVILLE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First McMinnville Corporation
200 East Main Street
McMinnville, Tennessee 37110

A Letter to Our Shareholders

March 15, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of First McMinnville Corporation (the “Company”) to be held on April 12, 2005, at 2:30 o’clock p.m., local time, in the Board Room of The First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee. At the Annual Meeting, Shareholders of record and beneficial owners as of March 15, 2005, will be entitled to vote upon the election of Directors who will serve until their successors have been elected and qualified. Second, the Shareholders will vote on the proposed amendment and restatement of the Company’s charter (“Restated Charter”) that is being recommended by the board of directors. In order to make the vote on the proposed Restated Charter clearer, you will be voting on four proposals. These are:

Proposal 2	To approve the amendment and restatement of the charter of First McMinnville Corporation;

Proposal 2-A	To approve the supermajority voting and classified board provisions contained in the Restated Charter;

Proposal 2-B	To approve the indemnification and elimination of liability provisions of the Restated Charter; and

Proposal 2-C	To approve the Anti-Takeover Opt-In provisions of the Restated Charter.

If you choose to vote “FOR” Proposal 2, then you need not vote on any of the other items under this proposal. If you prefer, you may vote FOR, AGAINST, or ABSTAIN with respect to any or all of the separate Proposals, 2, 2-A, 2-B, and 2-C. If any proposal receives more votes against it than for it, then that proposal will not be approved. The Board has decided that, if any of the proposals 2, 2-A, 2-B, and 2-C are not approved, the Board may elect not to amend the charter at this time. The Board of Directors recommends a vote FOR all of these proposed changes and the adoption of the proposed Restated Charter.

Finally, the Shareholders will vote upon the ratification of the appointment of Maggart & Associates, P.C., as the Company’s independent auditors for the fiscal year ending December 31, 2005, as well as any other business that may properly come before the Annual Meeting.

The enclosed Proxy Statement describes the proposed election of Directors, the four charter amendment proposals, and the ratification of appointment of independent auditors, and it contains other information about the Annual Meeting. Please read these materials carefully. It is important that your shares be represented whether or not you plan to attend the Annual Meeting. Please complete the enclosed proxy sheet and return it in the enclosed envelope without delay. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you wish by following the instructions set forth in the accompanying Proxy Statement by giving appropriate notice at any time before your proxy is voted.

If you have any questions about any matter related to our Company or First National Bank, I trust that you will call us.

On behalf of your board of directors, I urge you to vote FOR Proposals 1, 2, and 3 which are described in the Proxy Statement and set forth on the Proxy Sheet. I look forward to seeing you at the Annual Meeting.

Sincerely,

FIRST MCMINNVILLE CORPORATION

/s/ Charles C. Jacobs

Charles C. Jacobs, Chairman of the Board

FIRST MCMINNVILLE CORPORATION
200 East Main Street
McMinnville, Tennessee 37110

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO:	Our Shareholders

DATE:	Tuesday, April 12, 2005

TIME:	2:30 p.m., Local Time in McMinnville, Tennessee (Central Time)

PLACE:	First National Bank’s Board Room 200 East Main Street McMinnville, Tennessee 37110

ITEMS OF BUSINESS:

1)	To elect Charles C. Jacobs, J. Douglas Milner, and Carl M. Stanley;

2)	To vote upon the proposed amendment and restatement of the Company’s Charter as recommended by the board of directors. You will vote separately on the following specific items, as well as on whether to accept the Restated Charter at all:

Proposal 2	To approve the amendment and restatement of the charter of First McMinnville Corporation;

Proposal 2-A	To approve the supermajority voting and classified board provisions contained in the Restated Charter;

Proposal 2-B	To approve the indemnification and elimination of liability provisions of the Restated Charter;

Proposal 2-C	To approve the Anti-Takeover Opt-In provisions of the Restated Charter;

3)	To ratify the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent auditors for the year ending December 31, 2005; and

4)	To conduct other business properly brought before the Annual Meeting. Execution of a proxy confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with such proxy holder’s best judgment on such other business, if any, as may properly come before the Annual Meeting or any postponement or adjournment thereof.

ELIGIBILITY:	You can vote if you were a Shareholder of record at the Company’s close of business on March 15, 2005.

ADJOURNMENT:	If necessary, your proxy will be voted to adjourn the Annual Meeting to a later date to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

MAILING DATE:	This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2004, together with the form of proxy for the Annual Meeting, are first being mailed to Shareholders on or about March 15, 2005.

By Order of the Board of Directors

/s/ Cindy Swann

Cindy Swann, Secretary
McMinnville, Tennessee
March 15, 2005

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY SHEET TODAY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

First McMinnville Corporation

Annual Meeting of Shareholders

PROXY STATEMENT

OF

FIRST MCMINNVILLE CORPORATION

2005 ANNUAL MEETING OF SHAREHOLDERS

April 12, 2005

2:30 P.M.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “board”) of First McMinnville Corporation (“our Company” or “FMC”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 12, 2005 or at any adjournment or postponement thereof. This Proxy Statement is being furnished to the Shareholders of our Company who hold shares of record, and to certain beneficial owners, at the close of the Company’s business on March 15, 2005 in connection with the Annual Meeting. The Annual Meeting is scheduled to be held in the Board Room of The First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee 37110, on Tuesday, April 12, 2005, at 2:30 o’clock p.m. local time. (All times are Central Time.) The notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about March 15, 2005. The Company’s Annual Report to Shareholders for the year ended December 31, 2004 is being mailed to Shareholders with the mailing of this Proxy Statement.

The Company will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, e-mail, telecopier or personal solicitation by directors, officers or other regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies). Presently, no proxy solicitation firm has been retained by the Company to assist in the solicitation of proxies but the Company reserves the right to engage professional proxy solicitors at market rates.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth in this document since the date of mailing this Proxy Statement.

Although we may make reference to our website address in this proxy statement, it is intended as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Revocability of Proxies

Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Secretary of the Company at the address given above a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. However, your revocation must come before the time that your proxy is first voted on any item of business at the Annual Meeting. Merely attending the Annual Meeting does not automatically revoke your proxy; you must give notice to the Secretary of the Board (Cindy Swann) or to one of the inspectors of the election. The inspectors will be seated outside the door of the meeting room.

Record Date, Voting and Share Ownership

The Company’s common stock, no par value per share, is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of the close of business on March 15, 2005, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, an estimated 1,042,723 shares of common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Also, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted:

•	“For” the election of the nominees for director listed in this document;

•	“For” the approval of the amended and restated charter (“Restated Charter”) including each of Proposals 2, 2-A, 2-B, and 2-C; and

•	“For” the ratification of the Audit Committee’s selection of Maggart & Associates, P.C., to serve as the Company’s independent auditors for the fiscal year ending December 31, 2005.

Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect the election of the directors, the adoption of the four proposals related to the Restated Charter, or the ratification of independent auditors.

If necessary, your proxy will also be used to adjourn the Annual Meeting to a later date (and/or postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the Annual Meeting to constitute a quorum.

Shareholder Questions and Availability of Company Information

If you have any questions about the Annual Meeting or the procedure for granting, voting or revoking your proxy, you should contact:

Investor Services — Ask for Charles Jacobs or Cindy Swann
First McMinnville Corporation
200 East Main Street
McMinnville, Tennessee 37110
Shareholders, Banks and Brokers (call collect): (931) 473-4402

E-mail — fnbmt@blomand.net. On the subject line, please indicate: Attn: Investor Services.

If you need additional copies of this proxy statement or voting materials, please contact First McMinnville Corporation’s Investor Services Department as described above or send an e-mail describing your request to: fnbmt@blomand.net. On the subject line, please indicate: Attn: Secretary.

Also, Shareholders may request a free copy of our 2004 Annual Report Form 10-K, after it is filed with the Securities and Exchange Commission (“SEC”) on or about March 30, 2005, from Investor Services at the above address.

The Company will also furnish shareholders any exhibit to the 2004 Form 10-K if specifically requested. A copy of the report will also be posted on the Company’s website at www.fnbmt.com.

Certain other records of our Company are available for inspection and copying by our shareholders during regular business hours at the Company’s headquarters located at 200 East Main Street, McMinnville, Tennessee 37110. To make sure that someone is available to help you, please make an appointment with Cindy Swann, who works with Investor Services, by calling her at (931) 473-4402. Records available for inspection include our Charter, as amended, our Amended and Restated Bylaws, our Audit Committee Charter, our Code of Ethics, and links to the filings of our directors and officers on Forms 3, 4, and 5.

This information is also available on the Company’s website at www.fnbmt.com/Investor_Services.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2005 ANNUAL MEETING OF FMC’S SHAREHOLDERS

Q:	Why am I receiving these materials?

A:	The board of directors of First McMinnville Corporation, a Tennessee corporation, is providing these proxy materials for you in connection with the Company’s Annual Meeting of shareholders which is scheduled to be held on April 12, 2005. As a shareholder, you are invited to attend the Annual Meeting and you are entitled to and requested to vote on the items of business described in this proxy statement. The board of directors is soliciting your proxy for use at the 2005 Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain of the Company’s most highly paid executive officers, and certain other required information.

Q:	How may I obtain a copy of FMC’s Annual Report to Shareholders?

A:	A copy of FMC’s Annual Report to Shareholders is enclosed.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of three directors, Charles C. Jacobs, J. Douglas Milner, and Carl M. Stanley, who are the members of Director Class III, for a term of three years each and until each such director’s successor has been elected and qualified; and

•	The four proposals related to the proposed Restated Charter; and

•	The ratification of the Audit Committee’s decision to select Maggart & Associates, P.C., as our Company’s independent auditors for our fiscal year ending December 31, 2005.

•	We will also consider other business that properly comes before the Annual Meeting.

Q:	How does the board recommend that I vote?

A:	Our board recommends that you vote your shares as follows:

•	“FOR” each of the nominees to the board.

•	“FOR” Proposal 2 to approve and adopt the Restated Charter.

•	“FOR” Proposal 2 — A to approve the supermajority voting and classified board provisions contained in the Restated Charter.

•	“FOR” Proposal 2 — B to approve and adopt the provisions for indemnification and elimination of personal liability for directors for money damages contained in the Restated Charter.

•	“FOR” Proposal 2 — C to approve and adopt the anti-takeover provisions contained in the Restated Charter.

•	“FOR the ratification of independent auditors for the 2005 fiscal year.

Q:	How do I cast my vote?

A:	You may vote in person at the Annual Meeting or you may complete, sign and return the enclosed proxy sheet. Votes submitted by proxy will be voted by the individuals named on the proxy sheet (“proxies” or “proxy holders”) in the manner you indicate. You may vote in favor of any nominee or withhold your votes as to any nominee. You may also vote for or against, or abstain, with respect to any one or more of the four proposals related to the Restated Charter and/or the ratification of the independent accountants selected by the Company’s Audit Committee.

Unless otherwise required by law, all other matters, including the ratification of auditors, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked “abstain” as to that matter.

You should sign and date your proxy, and return it to us by mail in the enclosed envelope. If your proxy is not dated, the Company may (but is not required to) deem it to be dated as of the date of the Annual Meeting.

Q:	What shares can I vote?

A:	Each share of FMC common stock issued and outstanding as of the close of business on March 15, 2005, which is called the “Record Date,” is entitled to be voted on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had approximately 1,042,723 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Many FMC shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with FMC’s transfer agent, which is the First National Bank of McMinnville, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by FMC. As the shareholder of record, you have the right to grant your voting proxy directly to FMC or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy sheet for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. You should contact your broker, nominee, or trustee as soon as possible to make sure that they have your instructions and to obtain any additional information that you need.

We urge you to contact your broker, nominee or trustee as soon as possible to make sure that your shares are voted.

Q:	What Should I Do Now?

A:	Indicate on your proxy sheet how you want to vote, and sign and mail the proxy sheet in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the Annual Meeting.

If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be voted in favor of the director-nominee(s), for the four proposals related to the Restated Charter, and for the ratification of the named independent auditors, as well as in the discretion of the proxy with respect to any other business that may properly come before the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a FMC shareholder or joint holder as of the close of business on March 15, 2005, which is the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker or nominee (that is, in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement on or prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the meeting.

The Annual Meeting will begin promptly at 2:30 p.m., local time in McMinnville, Tennessee. (All dates and times are local time in McMinnville, Tennessee, which is located in the Central Time Zone in the United States of America.) Sign-in for the meeting is scheduled to begin at 1:30 p.m. Please allow ample time for the sign-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend and request that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy sheet or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Mail — Shareholders of record of FMC common stock may submit proxies by completing, signing and dating their proxy sheets and mailing them in the accompanying pre-addressed envelope. First McMinnville Corporation shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided to them by their brokers, nominees, and trustees and mailing them in the accompanying pre-addressed envelope or as directed by the brokers, nominees, and/or trustees.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to time of the first vote or use of your proxy at the Annual Meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy if its is properly presented to the Company’s Secretary or inspectors of election before the old proxy is voted), by delivering written notice of revocation to the FMC Corporate Secretary or the inspectors of election prior to your old proxy being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or the procedure for granting, voting or revoking your proxy, you should contact the Company as described on page 2 in the section called “Shareholder Questions and Availability of Company Information.”

Q:	Is my vote confidential?

A.	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within FMC or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Shareholders might provide written comments on their proxy sheet, these will then be forwarded to our management.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum of the shareholders is necessary to hold a valid meeting. If the holders of at least a majority of our shares are present in person or by proxy, a quorum will exist. Once a shareholder is present for any purpose, then that person’s shares will be counted towards the quorum requirement (unless the Annual Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the shares abstains from voting with respect to any matter brought before the Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or you may vote to “WITHHOLD” authority to vote with respect to one or more of the nominees. Each share is entitled to one vote on all matters.

For all other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy sheet or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the board (“FOR” all of FMC’s nominees to the board, “FOR” the four proposals related to the Restated Charter, “FOR” ratification of the independent auditors, and in the discretion of the proxy holders on any other matter that properly comes before the meeting).

Q:	What is the voting requirement to approve each of the proposals?

A:	Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. Therefore, in the election of directors, the three persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting.

If you hold shares beneficially in street name, and if you do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. The vote with respect to amending and restating the Company’s Charter is not a “routine matter” and, therefore, brokers will not be able to vote on that matter without the direction of the beneficial owners of those shares. Broker non-votes will not affect the outcome of any other matter being voted on at the meeting, assuming that a quorum is obtained.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Our charter does not permit cumulative voting on any matter. Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board.

Q:	Who will serve as inspector of elections?

A:	The inspector of the elections will be persons chosen by the Chair to count and verify the proxies and the votes cast, and may include one or more First National Bank employees.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy sheets or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy sheet. Please complete, sign, date and return each FMC proxy sheet and voting instruction card that you receive.

Q:	How may I obtain a separate set of voting materials?

A:	If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from as described in the section on page 2 called “Shareholder Questions and Availability of Company Information.”

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and telephone number to request delivery of a single copy of these materials.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	FMC’s board of directors is making this solicitation and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities but whose expenses (if any) will be reimbursed. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders. The Company does not presently intend to employ or to compensate any other persons or entities to solicit proxies in connection with the Annual Meeting, but reserves the right to do so.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and to publish final results in our quarterly report on Form 10-Q for the second quarter of 2005.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings. However, the procedures specified in our Company’s bylaws and in Rule 14a-8 issued by the SEC must be carefully followed. You may also refer to “Shareholder Proposals and Nominations for the 2005 Meeting” below. Shareholders can review a copy of our bylaws as provided in “Shareholder Questions and Availability of Company Information” set forth on page 2 of these materials.

Q:	What if I return my proxy sheet but do not provide voting instructions?

A:	Proxies that are signed and returned but do not contain instructions will be voted “FOR” the election of all nominees as directors, “FOR” the proposals related to the Restated Charter, “FOR” the ratification of the selection of Maggart & Associates, P.C., as the Company’s independent auditors for fiscal year 2005, and in the discretion of the proxy for all other matters. (The Company’s “fiscal year” is the calendar year, which ends on December 31st.)

Q:	How does discretionary authority apply?

A:	Every proxy gives the holder discretionary authority to vote on ministerial matters (like approving the minutes of the last meeting) and other matters that arise at the meeting of which management is presently not aware. However, the proxy holders selected by the Company will not vote any proxy that withholds authority or that is voted against the full slate of directors in favor of any postponement or adjournment of the meeting.

Q:	How will abstentions and broker non-votes be treated?

A:	Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in “street” name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to that proposal.

Q:	How do I communicate with our board or the non-management directors on our board?

A:	You may communicate with our board by sending a letter to the board of directors, First McMinnville Corporation, Attention:
Corporate Secretary, at 200 East Main Street, McMinnville, Tennessee 37110, or by e-mail at fnbmt@blomand.net. On the subject line, please indicate: Attn: Secretary. Communications intended for non-management directors should be directed to the Chair of the Audit Committee at such address. This is further addressed below in the section “Shareholder Communications to the Board o f Directors.”

Q:	Can I make nominations from the floor at the Annual Meeting?

A:	No. Although shareholders can nominate directors, nominations must be made before the meeting and must contain information that the other shareholders would need to make an informed decision about the nominees. These procedures are set forth in the Company’s bylaws, which are available for inspection as provided on page 2 in the section of these materials entitled “Shareholder Questions and Availability of Company Information.”

Q:	Can a shareholder bring up “other business” from the floor of the Annual Meeting?

A:	Generally, business cannot be proposed from the floor of the Annual Meeting and, if so proposed, it is supposed to be deemed to be out of order by the chairperson of the Annual Meeting. The board of directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment (“discretionary authority”) to the extent that the Company’s charter and bylaws permit such consideration. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement, subject to any restrictions set forth in the Company’s charter and bylaws. For these reasons, the board deems it unlikely that “other business” can properly be raised at the Annual Meeting.

Q:	Does our Company have a Code of Ethics?

A:	The Company has adopted a Code of Ethics which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is also applicable to our Company’s board of directors. The Code of Ethics is available for inspection as described on page 2 of these materials at “Shareholder Questions and Availability of Company Information.” The Company intends to give notices of amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s directors, chief executive officer, principal financial officer or principal accounting officer) by appropriate filings on Form 8-K.

Q:	Does our Company have a primary Investor Services contact person?

A:	Yes. The Company has appointed Charles C. Jacobs, Chairman and CEO, as its principal Investor Services spokesperson. He may be reached at (931) 473-4402, by mail at 200 East Main Street, McMinnville, Tennessee 37110, and by e-mail at fnbmt@blomand.net; on the subject line, please indicate: Attn: Investor Services. The Company utilizes the Bank’s Web Site, www.fnbmt.com.

Q:	Who is the Company’s transfer agent?

A:	The Company has appointed its wholly-owned subsidiary, The First National Bank of McMinnville, as the Company’s transfer agent. The Bank is located at 200 East Main Street, McMinnville, Tennessee 37110, telephone (931) 473-4402.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Q:	How are Directors elected?

A:	The board of directors is divided into three groups (called “Classes”) of directors. Directors stand for election for three-year terms, with one “Class” standing for election every year. The board has nominated all of the incumbent members of Director Class III as the nominees for this year’s election. Nominations can be made by shareholders in accordance with the Company’s bylaws, and as set forth below in the section entitled “Shareholder Proposals an d Nominations for the” 2005 Meeting.

Q:	Who are the Director-nominees this year?

A:	The nominees are incumbent directors Charles C. Jacobs, J. Douglas Milner, and Carl M. Stanley, all of Director Class III. If elected, these individuals will hold office until the 2008 Annual Meeting of Shareholders, which is when their Director Class stands again for re-election. Each director is elected to serve the stated term and until such person’s successor has been elected and qualified.

Q:	What are the backgrounds of this year’s nominees?

A:	Certain background information concerning the nominees is provided in the following table:

Name [Class]	Age	Principal Occupation
Charles C. Jacobs [Class III]	66	Chief Executive Officer, First McMinnville Corporation, January 1994 — present; Chairman, First McMinnville Corporation, 2000 — present; President of First McMinnville Corporation, 2005 to present and 1994 — 2001; and Chairman and Chief Executive Officer, First National Bank, January 1994 — present; President, First National Bank, 2005 to present and 1988 — 2001. Mr. Jacobs has served as a Director of First McMinnville Corporation and First National Bank since 1985.

J. Douglas Milner [Class III]	57	General Manager and Vice President, Middle Tennessee Dr. Pepper Bottling Company. Mr. Milner has served as a Director since 1995.

Carl M. Stanley [Class III]	69	Mr. Stanley is the Chief Manager of Burroughs-Ross-Colville Company, LLC, and he was the president of the predecessor of that company. Mr. Stanley has served as a Director since 1984.

Q:	Who are the Directors who are continuing in office without re-election this year?

A:	The directors who are continuing in office without standing for re-election are:

Name [Class]	Age	Principal Occupation
John Gregory Brock [Class II]	49	Major Shareholder of Apex Construction Company. Mr. Brock has served as a Director since 1993.

Arthur J. Dyer [Class II]	53	President, Metal Products Company. Mr. Dyer has served as a Director since 1999.

Dean I. Gillespie [Class I]	71	President, Bridge Builders, Inc. Mr. Gillespie has served as a Director since 1984.

Rufus W. Gonder [Class II]	50	Certified Public Accountant. Mr. Gonder has served as a Director since 1999.

G. B. Greene [Class II]	65	Printing business, President of Womack Printing Co. Mr. Greene has served as a Director since 1984.

Robert W. Jones [Class II]	76	Retired, Former Chairman of First McMinnville Corporation. Mr. Jones has served as a Director since 1984.

C. Levoy Knowles [Class I]	51	Chief Executive Officer, Ben Lomond Rural Telephone Cooperative. Mr. Knowles has served as a Director since 1999.

Terms of the Directors in Class I are scheduled to expire in 2006 and those of the Directors in Class II in 2007.

Q:	What if a nominee is unwilling or unable to serve?

A:	That is not expected to occur. If it does, proxies will be voted for a substitute designated by the board, if the board decides to designate a substitute. Otherwise, the slot will be left vacant to be filled by the board of directors at a later date.

Q:	What does the Board of Directors recommend?

A:	The board unanimously recommends that you vote FOR the election of Mr. Jacobs, Mr. Milner, and Mr. Stanley.

PROPOSAL NO. 2

THE RESTATED CHARTER AND RELATED MATTERS

ITEMS 2, 2 — A, 2 — B, 2 — C

Introduction

The board believes that the Company’s existing Charter, as amended, should be substantially updated. It was first drafted in 1984 and has been amended multiple times since then. The board of directors believes that it needs to be revised to take into account a variety of developments in corporate governance and in corporate control. Pursuant to the proposed amendment and restatement of the Company’s charter (the “Charter Amendment”), the entire charter of First McMinnville Corporation will be amended and restated. Thus the “new charter” (“Restated Charter”) will replace the existing “old charter” (“Existing Charter”) that was first adopted in 1984. These changes will generally be discussed in this section. However, this discussion is qualified entirely as set forth below and by reference to the Tennessee Business Corporation Act (the “Business Corporation Act”) and to the amended and restated charter attached as Appendix A to these proxy materials.

This Proposal has multiple parts. You will be asked to vote separately on these parts. First, you will be asked to vote on whether to approve the Restated Charter as a whole, and then you will be asked to approve the various provisions that we have separately identified as important parts of the proposed Restated Charter. Said another way, you will be voting separately on various important parts of the Restated Charter and on the Restated Charter as a whole. The board recommends a vote “FOR” all of the following proposals related to the Restated Charter:

Proposal 2	To approve the amendment and restatement of the charter of First McMinnville Corporation;

Proposal 2-A	To approve the supermajority voting and classified board provisions contained in the Restated Charter;

Proposal 2-B	To approve the indemnification and elimination of liability provisions of the Restated Charter; and

Proposal 2-C	To approve the Anti-Takeover Opt-In provisions of the Restated Charter.

If you choose to vote “FOR” Proposal 2, then you need not vote on any of the other items under this proposal. If you prefer, you may vote FOR, AGAINST, or ABSTAIN with respect to any or all of the separate Proposals 2, 2-A, 2-B, and 2-C. If any proposal receives more votes against it than for it, then that proposal will not be approved. The Board has decided that, if any of the Proposals 2, 2-A, 2-B, and 2-C are not approved, the Board may elect not to amend the charter at this time. The Board of Directors recommends a vote FOR all of these proposed changes and the adoption of the proposed Restated Charter.

Approval of these Proposals requires a plurality vote. The Company reserves the right, in the event that the shareholders do not approve all of Proposals 2, 2-A, 2-B, and 2-C, to cancel the proposed amendment and restatement. If Proposal 2 is not approved, of course, then there will be no changes to the charter. Below, we will address the items being considered by the shareholders and we will discuss briefly the board’s reasoning as to such items.

Items Not Changing

At the outset, we note that many aspects of the charter will not be modified. For example, the following will NOT be not be changed as a result of the amendment and restatement of the Company’s charter:

•	The number of shares you own will not be changed.

•	Your percentage of stock ownership will not be changed.

•	The number of shares authorized for issuance will not be changed.

•	The Company’s ownership of the Bank will not be changed.

•	The Members of the board of directors will not be changed.

•	Management will not be changed.

•	The Company’s dividend policy will not be changed.

•	Your right to one vote for each share that you own will not be changed.

•	The absence of preemptive rights and cumulative voting will not be changed.

•	Our current procedure of electing directors in three classes for three-year terms will not be changed.

•	The Company’s common stock will continue to be registered under the Securities Exchange Act of 1934, as amended.

Important Items to be Changed

Although many important aspects of our charter are not being changed, we are proposing to change some very important provisions. You need to review the entire proposed Restated Charter and form your own conclusions as to their advisability. However, we believe that the principal items that we are asking you to approve are the following:

•	Proposal 2 - Adopting the Restated Charter, thereby adopting the charter set forth in Appendix A.

We propose to amend and restate the entire Existing Charter. That means we will replace the Existing Charter with the Restated Charter. Please read the entire Restated Charter, which appears in Appendix A, so that you will better understand its terms. This Proposal must be approved by the shareholders or there will be no amendment or restatement of the Existing Charter.

The board recommends a vote “FOR” Proposal 2.

•	Proposal 2 - A - Adopting the Supermajority and Classified Board Provisions contained in the Restated Charter:

Unless the board otherwise determines, certain transactions, such as mergers, sales of all or substantially all of the Company’s assets, and comparable matters, will require the affirmative vote of 75% or more of the Company’s outstanding shares entitled to vote in the election. However, this requirement can be lowered to a majority vote if at least seventy-five percent of the entire board of directors do decides by resolution.) The purpose of this provision is to assure that any decision to sell control of the Company or its assets, including the stock of the First National Bank of McMinnville, will require the approval of the overwhelming majority of the Company’s shares and/or the approval of the board of directors. The board believes that this provision will enhance the board’s ability to negotiate with potential acquirers to maximize shareholder value, to pursue stable corporate growth, and/or to protect shareholders. This is contained in Article 7.

The Restated Charter more clearly describes the Company’s classified board of directors. (Since 1984, we have elected approximately one-third of all board members each year for three year terms, and that procedure will be continued.) The Restated Charter also more clearly describes the information that a shareholder must provide to nominate one or more directors by shareholders. These are set out in Article 8. Essentially, in accordance with the Existing Charter, the board will require shareholder nominations to contain detailed information about the nominee(s) in conformity with applicable regulations that would be required to be satisfied by the Company (that is, those required by Schedule 14A and Item 401 of Item S-K as issued by the SEC,) and to contain a consent to be named and an undertaking by the nominee(s) to serve if elected. It is the express intention of the Restated Charter such information be provided to the board of directors so that adequate disclosure can be made to the shareholders.

Article 8 also provides that any one or more directors, or the entire board of directors, of the Company may be removed for cause, at any time, by the affirmative vote of at least seventy-five percent of the entire board of directors or by the affirmative vote of at least seventy-five percent of all of the issued and outstanding shares of the Company. Directors may not be removed without cause. As used herein, the term “cause” is defined to mean the grounds for judicial removal of a director as specified in the Business Corporation Act on the date of the adoption of this Restated Charter. Under the Business Corporation Act, such “cause” exists when the target director has engaged in fraudulent or dishonest conduct, or is guilty of gross abuse of authority or discretion, with respect to the corporation, and a court finds that removal is in the best interest of the corporation.

Article 10 of the Restated Charter limits the manner in which special meetings of shareholders can be called. The board of directors can call such special meetings only by the affirmative vote of not less than eighty-percent of the board of directors. The notice of special meeting must include a description of the purpose or purposes for which the meeting is being called. Special meetings of shareholders also may be called by written notice of the holders of at least seventy-five percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed meeting. Shares held by certain “Interested Shareholder(s)” or their affiliates or associates (as defined in the Restated Charter) are to be disregarded for the purposes of determining whether the requisite percentage has been reached.

Article 11 requires the vote of 75% of all outstanding shares to repeal provisions of the Restated Charter that are related to Articles 7 through 14, unless at least 75% of the members of the entire board of directors resolves to permit a lesser vote. Thus the provisions related to or governing supermajority votes on extraordinary transactions (like mergers or sales of substantially all of the Company’s assets), the election and terms of directors, removal of directors for cause, the calling of special shareholder meetings, the elimination of personal liability of directors for monetary damages, the Company’s power and duty to indemnify directors and officers, and the Company’s opt-in to the protections of Tennessee’s anti-takeover statutes can be changed only by a 75% vote.

Section 14.3 limits the ability of the directors and the shareholders to repeal certain provisions of the Company’s bylaws by requiring a supermajority vote of 75% of the entire board of directors or 75% of all outstanding shares entitled to vote on the matter being considered.

The board recommends a vote “FOR” Proposal 2 - A.

•	Proposal 2 - B - Adopting the Provisions in the Restated Charter for Indemnification and Elimination of Director Liability for Monetary Damages:

Article 12 set forth in the Restated Charter eliminates the liability of directors to the Company or its shareholders for monetary damages for breach of the duty of care or other duties. This means that the individual could be liable only for injunctive relief or removal, but not money damages, in most (if not all) cases.

Article 13 contained in the Restated Charter clarifies the ability and the duty of the Company to indemnify directors and officers of the Company or its affiliates, including those requested by the Company to serve as a director or officer of another company or business entity. This provision is believed to be important in order to induce capable individuals to serve on the Company’s board of directors and on the boards of such companies and other entities as the Company may request.

The board recommends a vote “FOR” Proposal 2 - B.

•	Proposal 2 - C - Approving the Restated Charter’s Opt-In to Tennessee’s Takeover Statutes:

Section 14.1 of the Restated Charter is designed to opt into the anti-takeover provisions of Tennessee statutory law. This article also permits the board of directors to consider factors other than price in determining whether to approve or recommend certain transactions, such as mergers and consolidations or the sale of assets, and it eliminates their liability for considering such other factors. The impact of these provisions is further described below and also further described in Appendix B.

The board recommends a vote “FOR” Proposal 2 - C.

Actual and Possible Impacts of These Changes

The following is a summary of some potential impacts of the changes that the board of directors is proposing. This list is not intended to be exhaustive or comprehensive but, rather, illustrative of the probable effects of the proposed new charter. This discussion is qualified in its entirety by reference to the Business Corporation Act as well as to the copy of the proposed new charter for the Company that has been attached as Appendix A to this document.

The proposed Restated Charter contains numerous provisions designed to assist the Company’s board of directors in playing a role if any person or group attempts to acquire control of the Company so that the Company’s board of directors can seek to protect the interests of the Company, its shareholders, and its other stakeholders under the circumstances. These provisions may help the Company’s board of directors determine whether a sale of control is in the best interests of the Company’s shareholders, or enhance the Company’s board of directors’s ability to maximize the value to be received by the shareholders generally upon a sale of control of the Company.

Although the Company’s management believes that these provisions are beneficial to the shareholders, they also may tend to discourage some takeover bids. As a result, the shareholders may be deprived of opportunities to sell their shares of Company common stock at prices that represent a premium over prevailing market prices. On the other hand, defeating undesirable acquisition offers can be a very expensive and time-consuming process. To the extent that these provisions discourage undesirable proposals, the Company may be able to avoid those expenditures of time and money.

For example, the Company’s proposed Restated Charter provides that, unless more restrictively required by applicable law, the affirmative vote of the holders of 75% or more of the outstanding shares entitled to vote for the election of directors is required to authorize (1) any merger, share exchange or consolidation of the Company with or into another entity or (2) any sale, lease, or other disposition of all or substantially all of the Company’s assets to another person or entity, except where any of these transactions will occur between the Company and any of its majority-owned, direct or indirect, subsidiaries.

The requirement of a such a “supermajority” vote of shareholders to approve certain business transactions is new. It may serve to discourage a change in control of the Company by allowing a minority of the Company’s shareholders to prevent a transaction favored by the majority of the shareholders. A 75% vote of all issued and outstanding shares of Company common stock is required to approve a business combination transaction, unless there is an affirmative vote by 75% of the members of the board of directors to recommend the transaction to the shareholders, in which event a majority of the outstanding shares of the Company would be sufficient to approve the proposed transaction. This provision of the Restated Charter may enable management to retain substantial control over the affairs of the Company. The primary purpose of the supermajority vote requirement is to encourage negotiations with the Company’s management and board of directors by groups or companies interested in acquiring control of the Company and to reduce the danger of a forced share exchange or sale of assets.

The Tennessee “anti-takeover” laws described in Appendix B, together with provisions of the Company’s Restated Charter and bylaws regarding business combinations, might be deemed to make the Company less attractive as a candidate for acquisition by another company than would otherwise be the case in the absence of such provisions. For example, if another company should seek to acquire a controlling interest of less than 75% of the outstanding shares of the Company’s common stock, the acquirer would not thereby obtain the ability to replace a majority of the Company board of directors until at least the second Annual Meeting of shareholders following the acquisition. Furthermore the acquirer would not obtain the ability immediately to effect a share exchange, consolidation, or other similar business combination unless the described conditions were met.

Collectively, many of the above-described provisions of the Restated Charter may discourage open market purchases by a company that may desire to acquire the Company or control of the Company. Open market purchases could increase the market price of Company common stock temporarily, and enable some shareholders to sell their shares at a price higher than they might otherwise obtain. In addition, these provisions may decrease the market price of Company common stock by making the stock less attractive to persons who invest in securities in anticipation of price increases from potential acquisition attempts. The provisions may also make it more difficult and time consuming for a potential acquirer to obtain control of the Company by replacing the board of directors and management. Furthermore, the provisions may make it more difficult for shareholders to replace the Company’s board of directors or management, even if a majority of the Company shareholders believe that replacing the Company’s board of directors or management is in the best interests of the Company. Because of these factors, these provisions may tend to perpetuate the incumbent board of directors and management.

If approved by the shareholders, we will promptly file the Restated Charter with the Tennessee Secretary of State and record it in the Register’s Office of Warren County, Tennessee. We will also promptly file a Current Report on Form 8-K with a copy of the amended and restated charter.

RECOMMENDATION:

THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE RESTATED CHARTER IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2, INCLUDING PROPOSALS 2-A, 2-B, AND 2-C.

THE COMPANY’S CORPORATE GOVERNANCE STRUCTURE

Q:	What is the structure of the Company’s Board of Directors?

A:	According to our Company’s charter, our board of directors must consist of between five and twenty-five directors, with the exact number to be set by the board of directors. Currently, our board has ten directors. Class I has two directors, Class II has five directors, and Class III has three directors. Every year, one of the three director “Classes” stands for election by our shareholders to serve for three-year terms and until each such person’s successor has been elected and qualified. If a person is nominated for a Class that is not customarily elected that year, such person is elected for a term that will expire in the year that her or his Class is customarily elected.

Q:	How are Directors compensated?

A:	Directors of the Company receive $1,000 for each meeting of the full board of directors attended plus $200 for each committee meeting attended. Generally, these meetings involve many hours and include both First National Bank and First McMinnville Corporation board meetings. However, attendance at the December meeting is not required for a director to receive board fees. Employee directors do not receive committee fees.

Q:	How often did the Board of Directors meet in 2004?

A:	The board met six times during fiscal year 2004, each of which was a regularly scheduled meeting. The Company’s board members also met twelve times as members of the First National Bank board of directors.

Q:	Is the majority of our directors “independent?”

A:	Yes. Our board is comprised of a majority of directors who qualify as independent directors pursuant to the corporate governance standards for companies listed on the National Association of Securities Dealers, Inc. (“NASD”). (In determining independence pursuant to NASD standards, the board has elected to use the independence standards that it applies to its Audit Committee, even though the Company’s common stock is not listed on the NASDAQ or on any other recognized securities exchange.) Each year the board affirmatively determines whether directors have a direct or indirect material relationship with the Company, including its subsidiaries, that may interfere with their ability to exercise their independence from the Company. When assessing the materiality of a director’s relationship with the Company, the board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include employment, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

The board has determined that the following directors qualify as independent under NASD rules: Messrs. Brock, Dyer, Gonder, Greene, Jones, Knowles, Milner, and Stanley. The board has concluded that none of these directors possessed the categorical relationships set forth in the NASD listing standards that prevent independence. None of our independent directors has any relationship with the Company other than his service as a director and on committees of the board that is material to him. Mr. Gillespie is probably independent under the NASD’s independence rules but, because of his borrowing relationships with First National Bank, the board has elected to consider him not to be independent. One of our directors, Mr. Jacobs, is the Company’s Chairman, President and Chief Executive Officer, involved in directing our day to day activities and he is not considered to be an independent director.

Q:	Have the members of the board attended most of their assigned meetings?

A:	Yes. During the fiscal year ended December 31, 2004, the board held six regular meetings and no special meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the board and all committees thereof to which such director had been appointed.

Q:	Did our directors attend last year’s Annual Meeting of Shareholders?

A:	Yes. All of our directors attended our 2004 Annual Meeting of Shareholders. All directors are expected to attend the 2005 Annual Meeting of Shareholders. Our policy with respect to directors’ attendance at our Annual Meetings of Shareholders is that we expect our directors to be in attendance at the Annual Meeting unless, due to pressing personal or professional issues, they cannot be. Historically, all or virtually all of our directors have attended our Annual Meetings of Shareholders.

Q:	What Committees does our board use?

A:	Our board has a standing Audit Committee, Executive Committee, and Compensation Committee. The board acts as its own Nominating Committee. (Committees sometimes operate jointly with comparable committees of First National Bank.) The board has adopted a charter for the Audit Committee, which is available on our website at www.fnbmt.com under the heading “Investor_Services.” The board and each of the Audit Committee, and Compensation Committee have, in 2005, begun conducting and will continue to conduct annual self-evaluations for purposes of determining independence. These self-evaluations are intended to facilitate an examination and discussion by the entire board and each of these committees of their effectiveness as a group in fulfilling charter requirements and other responsibilities, as well as areas for improvement. During the fiscal year ended December 31, 2004, the Audit Committee held six meetings, the Executive Committee (including the Bank’s Directors Executive Loan Committee) held eleven meetings, the Compensation Committee met once. The board, acting as its own Nominating Committee, held one meeting at which director nominations were formally considered.

The following table contains information concerning these committees and their activities as they relate strictly to the Company.

Committee Name / Membership	Committee Function

Nominating Committee (Joint with Bank) The Board Acts as a Committee of the Whole	The Board acts as its own nominating Committee. When it is functioning as its own nominating committee, the board reviews the membership of the boards of both the Company and First National Bank, giving consideration of the availability of other qualified shareholders as board members, and related matters. The board also considers any shareholder nominations made in accordance with the requirement of the Company’s charter and bylaws. The board met once in 2004 in connection with nominations. See “Committees” above.

Committee Name / Membership		Committee Function

Executive Committee	Generally the executive committee is authorized to perform a wide variety of functions for the Company’s board and to act
2005 Company Membership:	for and on behalf of the full board of directors when the
board of directors is not in session. The committee also
Carl M. Stanley	recommends administrative procedures and practices to the
G. B. Greene	entire board.
J. Douglas Milner
However, this Committee may not:

	1.	Authorize or declare dividends.
	2.	Submit matters to a vote of Shareholders.
	3.	Fill vacancies on the board or any of its committees.
	4.	Amend the charter or adopt, amend or repeal the bylaws.
	5.	Authorize a plan of merger, share exchange, liquidation, dissolution, etc.
	6.	Authorize or approve the issuance or sale of Company stock.

Compensation Committee	For the Company, this committee:

2005 Company Membership:	1.	Makes recommendations to the full board of directors on executive compensation and other compensation issues.
Carl M. Stanley	2.	Reviews and considers compensation plans for directors, executive officers, and other employees.
G. B. Greene J. Douglas Milner	3.	Evaluates the performance of executive and other officers and employees, with a view towards profitability, long-term growth and trends, regulatory factors and ratings, and perceived performance.

Committe Name/Membership	Committe function
Audit Committee	As to both the Company and First National Bank:
(Joint with Bank’s Audit Committee during 2004)	1.	Engages, determines the compensation of, and oversees the independent external auditors and the internal auditors.
2005 Company Audit Committee Membership:	2.	Reviews the independence of the external auditor.
Dean I. Gillespie	3.	Reviews and approves the scope and adequacy of audit plans.
Rufus W. Gonder	4.	Reviews the scope and adequacy of internal controls.
Arthur J. Dyer	5.	Approves significant accounting principles, concepts, and practices related to the financial statements.
	6.	Reviews the Bank’s financial results and the Company’s financial results and SEC filings.
	7.	Reviews the internal and external audit program with the goal of assuring that the Company’s and the Bank’s audit plans, policies and practices are appropriate.
	8.	Reviews audit fees.
	9.	Supervises matters relating to internal and external audit functions, including the approval of all auditing and non-auditing services performed by the independent auditors and any other auditing or accounting firms.
	10.	Reviews and sets internal policies and procedures regarding audits, accounting and other financial controls, including the loan review function.
	11.	Approves, reviews, and determines the adequacy of the Company’s Audit Committee Charter.

Q:	Can our independent, non-management directors meet separately?

A:	Yes. Our non-management directors reserve the right to meet at regularly scheduled executive sessions and may hold such additional executive sessions as they determine necessary or appropriate. No such meetings were deemed necessary or held in 2004.

Q:	How can shareholders communicate with the board, with particular board members, or with the independent, non-management directors?

A:	The board believes it is important for shareholders and others to have a process to send communications to the board or to specific members of the board. Accordingly, any shareholder or other interested party who desires to communicate with the board, any individual director, or the independent or non-management directors as a group, may do so by regular mail or e-mail directed to the Secretary of the Company. The mailing address of the Company’s Secretary is: First McMinnville Corporation, Attention: Corporate Secretary, 200 East Main Street, McMinnville, Tennessee 37110; the Secretary’s e-mail address is fnbmt@blomand.net. On the subject line, please indicate: Attn: Secretary. Upon receiving mail addressed to the board, the Secretary will assess the appropriate director or directors to receive the message, and will forward the mail to such director or directors without editing or altering it.

EXECUTIVE OFFICERS

The following are the Executive Officers of the Company and/or First National Bank (the “Bank”). Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date hereof, except that Mr. Jacobs was elected to serve as Chairman of the Company and the Bank in January of 2000.

Charles C. Jacobs	66	Chief Executive Officer, First McMinnville Corporation, January 1994 — present; Chairman, First McMinnville Corporation, 2000 — present; President of First McMinnville Corporation, 2005 to present and 1994 — 2001; and Chairman and Chief Executive Officer, First National Bank, January 1994 — present; President, First National Bank, 2005 to present and 1988 - 2001. Mr. Jacobs has served as a Director of First McMinnville Corporation and First National Bank since 1985.

P. D. Bogle	58	Senior Vice President, First McMinnville Corporation, First National Bank.

Larry B. Foster	45	Senior Vice President, First McMinnville Corporation, First National Bank.

David W. Marttala	43	Senior Vice President, First McMinnville Corporation, First National Bank.

Kenny D. Neal	54	Senior Vice President, First McMinnville Corporation, First National Bank., Chief Accounting and Financial Officer of both the Bank and the Company.

Cindy Swann	53	Secretary to the Company and First National Bank; and Human Resources Manager of First National Bank.

C. P. Whisenhunt	61	Senior Vice President, First McMinnville Corporation, First National Bank.

Dwayne Woods	42	Senior Vice President, First McMinnville Corporation, First National Bank.

Officers are generally elected annually by, and serve at the pleasure of, the board of directors. However, as discussed below under “Executive Compensation,” the Company has an employment contract with Mr. Jacobs.

There is no family relationship between any of the above-named officers, or between any officer or director, except that director G. B. Greene is the brother of assistant vice president Fred Greene.

***

EXECUTIVE COMPENSATION

Remuneration of Directors and Officers

There were no changes in our Company’s chief executive during the last fiscal year. The following table sets forth the compensation of the Company’s Chief Executive Officer for 2004 and the other four most highly compensated executive officers as of December 31, 2004 (if their total annual salary and bonus equaled or exceeded $100,000) for the fiscal years ended December 31, 2004, 2003, and 2002 respectively. The figures below include all compensation paid for all services to the Company for that fiscal year.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation
				Awards		Payouts
				O t h e r		Securities
Name And				A n n u a l	Restricted	Underlying		All Other
Principal Position				C o m p e n -	Stock	Options/	LTIP	Compen-
	Year	Salary	Bonus	sation	Award(s)	SARs	Payouts	sation
		($)	($)	($)(1)(2)	($)(3)	(#)(3)	($)	($)(4)
Charles C. Jacobs Chairman and CEO	2004	$167,648	$25,147	$13,200	N/A	-0-	$-0-	$5,784

	2003	162,777	24,417	13,200	N/A	-0-	-0-	23,867

	2002	165,194	24,779	13,000	N/A	-0-	-0-	20,897

Notes to Preceding Table

(1)	Pursuant to the instructions to Item 402 of Regulation S-K, the Company has omitted information regarding group life, health, hospitalization, medical reimbursement or relocation plans that do not discriminate in scope, terms or operation, in favor of executive officers or Directors of the Company and that are available generally to all salaried employees. In accordance with the instructions to Item 402(b)(2)(iii)(C), perquisites and other personal benefits, securities, or property, if any, are not reported unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive in this table.

(2)	This amount includes director’s fees.

(3)	The amounts in this column reflect the number of unexercised options granted to the named executive(s) in the year(s) indicated.

(4)	This amount represents the Bank’s contribution to the Bank’s 401(k) plan and defined benefit plan on behalf of the named executive(s).

***

Stock Option Grants

Our Company granted no stock options to the named executive in 2004. Our Company grants no stock appreciation rights. No options were repriced or replaced.

2004 Stock Option Exercises

There were no stock option or stock appreciation rights (SAR) exercises for any person named in the Summary Compensation Table for 2004.

Employment Contract

The Company entered into an employment contract with Mr. Jacobs in June of 1999. Pursuant to that agreement, Mr. Jacobs agreed to serve the Company and First National Bank as President and Chief Executive Officer. That

agreement was for an initial term of approximately four years. By its terms, the agreement automatically extends for one year on an annual basis unless the Company or Mr. Jacobs timely terminates such automatic extension.

Pursuant to this agreement, Mr. Jacobs’ base salary is determined by the board of directors. However, prior to a change in control (as defined below), so long as First National Bank’s return on average assets is not less than one percent, Mr. Jacobs’ salary may not be lowered, and, after the commencement of a change in control, his salary shall not be lower than his annual salary for the year in which any Change in Control Transaction commences. Mr. Jacobs is also entitled to receive an annual salary adjustment. This shall occur on January 1 of each year (or part of a year) during the term of the agreement, commencing January 1st of the year in which any Change in Control is deemed to occur pursuant to this agreement. Beginning with any change in control, Mr. Jacobs’ salary shall be increased annually by not less than an amount equal to a percentage equal to 100% of the amount reasonably determined by the Company to be the increase (if any) in the consumer price index for the preceding year. There would be no increase (or decrease) in the event that such consumer price index were determined by the Company not to have increased (or to have decreased).

Mr. Jacobs is to receive a bonus, before a change in control, as determined by the Company’s board of directors. After a change in control he is to receive a bonus for any year in which a change in control occurs, and for each year thereafter, equal to the highest amount awarded by any affiliate of the Company and/or First National Bank to any officer of any financial institution owned or otherwise controlled, directly or indirectly, by such affiliate or, if the company then controlling First National Bank or the Company does not at any time own another financial institution other than First National Bank, then the bonus shall be equal to the highest bonus paid to any officer, director, or employee of such company or any affiliate thereof, who acts in the capacity of a regional and/or multi-bank administrator.

Mr. Jacobs is subject to the Company’s employment, personnel, and all other policies as in effect on the date of his agreement and in effect from time to time as long as no changes in such policies alter or diminish his rights under his employment agreement. Mr. Jacobs can be terminated for cause, which is defined to mean any one or more acts of theft, embezzlement, fraud or dishonesty; any material uncured breach or violation of his employment agreement; any order issued by any federal banking agency requiring his termination; any willful, uncured failure by Mr. Jacobs to perform his duties under the agreement; and/or any deliberate and knowing act by him that was intended to harm, and did, harm the Company and/or First National Bank in a materially demonstrable financial manner.

Mr. Jacobs can terminate the contract for cause if the Company persists in a willful breach of the agreement. If Mr. Jacobs is terminated for cause, of if he resigns without cause, he will be subject to a non-competition agreement for one year after the date of his termination. If Mr. Jacobs’ employment is terminated without cause, he will receive a lump sum severance payment equal to five times his compensation. Here, the term “compensation” means the sum of Jacobs’ salary and bonus for the immediately preceding calendar year (or, if greater, the sum of his salary and bonus for the then current calendar year).

Mr. Jacobs’ employment agreement terminates upon his death or disability and he is entitled to certain benefits in the event of his termination resulting from disability. Under the agreement, Mr. Jacobs is prohibited from disclosing confidential information or trade secrets.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2004, our Company’s compensation committee consisted of directors Greene, Milner and Stanley. From time to time, First National Bank makes loans to Bank and Company directors, and related persons and entities, in the ordinary course of its business. Please refer to the section entitled “Certain Transactions” that appears elsewhere in this document.

No member of our committee is, or was during 2004, an officer or employee of the Company or any subsidiary of the Company, and none has served in such a capacity. Other than transactions described in this document, none had any relationship with the Company that requires disclosure under the SEC’s proxy solicitation rules.

No executive officer of the Company served during 2004 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company, or (ii) as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Board Compensation Committee Report on Executive Compensation

The executive compensation committee, in conjunction with the compensation sub committee of the Bank’s executive committee, reviews compensation paid to the chief executive officer. The committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable financial institutions in and around the Company’s market areas, including institutions with total assets of between $150 million and $1 billion. Although the committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the committee does consider the overall profitability of the Company when making these decisions. The compensation committee has the following goals for compensation programs impacting the chief executive officer of the Company:

.	To provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company’s stock;

.	To retain the chief executive officer who has led the Company to build its existing market franchise and to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company’s level of performance; and

.	To maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

For the year ended December 31, 2004, Charles C. Jacobs, Chairman and Chief Executive Officer, received a base salary of $167,648 in recognition of his continued leadership in the management of the Company, as well as a bonus of $25,147. The compensation committee will consider the annual compensation paid to the chief executive officers of publicly owned financial institutions nationally, in the State of Tennessee and surrounding states with assets of between $150 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the chief executive officers in the future.

Impact of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee. Based on the amounts earned by the employees of the Company and Bank, the Company does not believe that the $1 million limitation will affect the Company or the Bank. In addition, this limitation generally does not apply to compensation based on performance goals if certain requirements are met. The Company believes its stock incentive plans and payments of target incentive payments are “performance-based” and satisfy Section 162(m). The committee intends for all compensation paid to our executives to be fully deductible under federal tax laws and intends to take such steps as are necessary to ensure continuing deductibility.

This report on executive compensation for the 2004 fiscal year has been furnished by the members of the Compensation Committee.

- Carl M. Stanley, Chair
- G. B. Greene
- J. Douglas Milner

Benefits

In April 1997, the stockholders of the Company approved the 1997 First McMinnville Corporation Stock Option Plan (the “Stock Option Plan”). The Stock Option Plan provides for the granting of stock options, and authorizes the issuance of common stock upon the exercise of such options, for up to 105,000 shares of common stock, to employees, nonemployee Directors and advisors of the Company, of which 3,000 were specified in the Stock Option Plan to be granted to each then-current Director of the Company. (These share numbers reflect the 2-for-1 stock split effective in 2003.)

Under the Stock Option Plan, stock option awards may be granted in the form of incentive stock options or nonstatutory stock options, and are generally exercisable for up to ten years following the date such option awards are granted. Exercise prices of incentive stock options must be equal to or greater than 100% of the fair market value of common stock on the grant date.

The Stock Option Committee designated by the board administers the Stock Option Plan. The Stock Option Plan may be terminated at any time by the board of directors. Options granted under the Stock Option Plan are exercisable as determined by the board of directors and can generally be expected to vest approximately 10% per year over a ten year period and to expire, if unexercised, after ten years, although this period may be shortened by the board. The Stock Option Plan provides that options must be exercised no later than ten years after being granted (five years in the case of incentive Stock Options granted to an employee who owns more than 10% of the voting power of all stock).

The Stock Option Plan provides that the board of directors shall approve the exercise price of options on the date of grant, which for incentive stock options cannot be less than the fair market value of the Company’s common stock on that date (110% of the fair market value for Incentive Stock Options granted to any employee who owns more than 10% of the voting stock). The number of shares which may be issued under the Stock Option Plan and the exercise prices for outstanding options are subject to adjustment in the event that the number of outstanding shares of common stock are changed by reason of stock splits, stock dividends, reclassifications or recapitalizations. In addition, upon a merger or consolidation involving the Company, participants may be entitled to shares in the surviving corporation upon the terms set forth in the Stock Option Plan.

Options granted under the Stock Option Plan are nontransferable, other than by will, the laws of descent and distribution or, for nonstatutory stock options, pursuant to certain domestic relations orders. Payment for shares of common stock to be issued upon exercise of an option may, if permitted in the option agreement, be made in cash, by delivery of common stock valued at its fair market value on the date of exercise or delivery of a promissory note as specified in the option agreement. Note 20 to the Consolidated Financial Statements of the Company for the year ended December 31, 2004 contains additional information concerning the Stock Option Plan. These financial reports are included in the Company’s Annual Report to Shareholders being mailed to Shareholders along with these proxy materials.

Pension Plan. The Bank has a noncontributory pension plan for all eligible employees. In order to be eligible, an employee must perform at least 1,000 or more hours of service within six (6) months of his or her date of employment. The employee shall become eligible on the first day of January following the completion of one year of service and the attainment of age 21, provided such person was hired prior to his or her 60th birthday.

The following table sets forth the estimated annual retirement benefits on a straight life annuity basis to participating employees, including the Named Executive Officers, for designated years of service and remuneration levels.

Years of Service
Remuneration	15	20	25	30	35
$125,000	$27,150	$36,200	$45,250	$54,301	$63,350

150,000	32,775	43,700	54,625	65,551	76,475

175,000	38,400	51,200	64,000	76,801	89,600

200,000	44,025	58,700	73,375	88,051	102,725

225,000	49,650	66,200	82,750	99,301	115,850

250,000	55,275	73,700	92,125	110,551	128,975

300,000	66,525	88,700	110,875	133,051	155,226

400,000	89,025	118,700	148,375	178,051	207,726

450,000	100,275	133,700	167,125	200,551	233,976

500,000	115,525	148,700	185,875	223,051	260,226

The amount of a participant’s monthly normal retirement annuity is equal to .85% of the first $833 of the participant’s average monthly compensation plus 1.50% of the compensation in excess of the first $833, multiplied by the number of years of credited service to the participant’s normal retirement date which is attainment of age 65. The number of years of credited service used in the formula will be limited to a maximum of 35. Average monthly compensation is defined as the sum of the participant’s reported basic earnings in the five consecutive plan years that produce the highest amount divided by 60. Early retirement, postponed retirement and disability retirement are also provided for in the plan.

A plan participant has a vested benefit equal to a percentage of his or her accrued benefit based on the length of his or her service, beginning at 20% after three years of service and increasing 20% per year for the next four years, with a participant fully vested at the end of year seven. Mr. Jacobs has 35 years of credited service under the Plan with current compensation covered by the Plan of $192,795. Because Mr. Jacobs reached age 65 prior to 2004, no contribution was made on his behalf last year. Mr. Jacobs’ anticipated monthly benefit at retirement is currently estimated at $7,567. He is presently eligible to retire.

The Company also offers a 401(k) profit-sharing plan for eligible employees, which was adopted in 1988. To be eligible, an employee must have obtained the age of 21 and she or he must have completed one year of service. The provisions of this plan provide for both employer and employee contributions. The Company contributed approximately $57,000, $58,000, and $53,000 to the plan for the years ending, respectively, December 31, 2004, 2003 and 2002. Please refer to Note 11 to the Consolidated Financial Statements for additional information concerning employee benefit plans.

	12-31-99	12-31-00	12-31-01	12-31-02	12-31-03	12-31-04
First McMinnville Corporation*	100.00	111.46	121.85	134.15	151.46	157.40

Russell 2000 Index*	100.00	96.98	99.39	79.03	116.38	137.71

NASDAQ Bank Index*	100.00	117.64	125.14	127.22	163.14	184.84

IMPORTANT NOTES: (1) The information set forth above under the subheadings “Compensation Committee Report on Executive Compensation” and “Shareholder Return Performance Graph” (i) shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act, shall not be deemed to be incorporated by reference in any such filing.

(2) Return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Share price at the end and beginning of the measurement period; by (ii) the Share price at the beginning of the measurement period. The measurement period in the graph set forth above begins on the last trading day of December 31, 1999. The closing price on that date is the base amount, with cumulative returns for each subsequent twelve-month period measured as a change from that base. The cumulative return for each twelve-month period is calculated in relation to the base amount as of the last trading day of the Company’s fiscal year.*]

AUDIT COMMITTEE

The Audit Committee consists of three members, Messrs. Arthur J. Dyer (Chairman), Dean I. Gillespie and Rufus W. Gonder each of whom (other than Mr. Gillespie) is independent as defined by the rules of the Securities and Exchange Commission (“SEC”), NASD listing standards and the Audit Committee Charter. The board has not designated an audit committee financial expert as defined by the rules of the SEC but reserves the right to do so at any time. The board has not yet determined that each of the members of the Audit Committee is financially literate as defined by the NASD listing standards. The Audit Committee operates under a written charter adopted by the board, which is published with this Proxy Statement at least every three years. A copy of the Audit Committee Charter can be obtained by Shareholders without charge as set forth on page 2 in the section “Shareholder Questions and Availability of Company Information.”

The Audit Committee (1) assists the board in oversight of the integrity of the Company’s financial statements, (2) assists the board in oversight of the Company’s compliance with legal and regulatory requirements, (3) assists the board in oversight of the independent auditor’s qualifications and independence, (4) assists the board in the performance of the Company’s internal audit function and independent auditors, (5) prepares an Audit Committee report as required by the SEC to be included in the annual proxy statement, (6) performs such other duties as the board may assign to the Committee from time to time and (7) takes other actions to meet its responsibilities as set forth in its written charter. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or auditing matters they think may be questionable. Information about these procedures can be obtained from the Company’s Secretary.

The Report of the Audit Committee describes other matters related to the Audit Committee and its functions. The board of directors has adopted a formal, written Audit Committee Charter, a copy of which is available for inspection and copying as set forth in the section “Shareholder Questions and Availability of Company Information” included on page 2 of these materials.

Pursuant to its charter, the Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed during 2005 or thereafter for the Company by its independent auditors or any other auditing or accounting firm, except as described below. The Audit Committee has established general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the board of directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Audit Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. Services such as audit of financial statements and the review of management’s assessment of internal controls, assistance with computations of fair market value disclosures, review of periodic and current reports (such as Reports on Form 10-Q and Form 8-K), preparation of reports to the Board of Governors of the Federal Reserve System, and preparation of federal and state tax returns (among others) have been pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter, as adopted by the Company’s board of directors, as amended, the Audit Committee appointed by the board of directors (“Audit Committee”) assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of First McMinnville Corporation (“FMC”). During 2004, the Audit Committee met six times. The Audit Committee reviewed the interim financial and other information contained in each quarterly earnings announcement and quarterly filings to the Securities and Exchange Commission and report with the Chief Executive Officer and the Chief Financial Officer and independent auditors. The Audit Committee also discussed the results of the internal audit examinations. Company officers meet with the Audit Committee by invitation only and the committee regularly meets in executive session without the attendance of Company or Bank officers.

The Audit Committee assists the board in fulfilling its responsibilities for general oversight of the integrity of FMC’s financial statements, FMC’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of FMC’s internal audit function and independent auditors, and risk assessment and risk management. The Audit Committee manages FMC’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from FMC for such advice and assistance.

FMC’s management has primary responsibility for preparing FMC’s financial statements and FMC’s financial reporting process. FMC’s independent auditors, Maggart & Associates, P.C., are responsible for expressing an opinion on the conformity of FMC’s audited financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee hereby reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

          2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380) and SAS 99 (Consideration of Fraud in a Financial Statement Audit).

          3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent auditors the independent auditors’ independence.

          4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board, and the board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The Audit Committee also appointed, subject to shareholder ratification, the independent auditors.

The undersigned members of the Audit Committee have submitted this Report to the board of directors.

Arthur J. Dyer, Chair
Dean I. Gillespie
Rufus W. Gonder

PRINCIPAL AUDITOR FEES AND SERVICES

The Audit Committee has appointed Maggart & Associates, P.C., as our Company’s independent auditors for the fiscal year ending December 31, 2005. Representatives of Maggart & Associates, P.C., are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by FMC for Maggart & Associates, P.C.

The following table shows the fees paid or accrued by FMC for the audit and other services provided by Maggart & Associates, P.C., for fiscal 2004 and 2003.

Services Performed	2004	2003
Audit Fees(1)	$101,437	$92,855
Audit-Related Fees(2)	-0-	-0-
Tax Fees(3)	7,900	7,595
All Other Fees(4)	-0-	-0-
Total Fees	$109,337	$100,450

Notes to Preceding Table

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations, services related to assistance with regulatory capital planning and attendance at audit committee meetings.

(3)	For fiscal 2004 and 2003, respectively, tax fees principally included tax preparation, tax advice and tax planning fees.

(4)	All other fees principally would include consulting engagements.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our Company’s independent auditors and associated fees, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the external accountant’s independence. After discussing this matter among themselves, with management, and with the independent auditors, the Audit Committee believes that the provision of the specified non-audit services is compatible with maintaining the external auditor’s independence.

PROPOSAL NO. 3

RATIFICATION OF THE AUDIT COMMITTEE’S
SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Company’s board of directors has selected Maggart & Associates, P.C. to serve as independent auditors for the current fiscal year and considers it desirable that the selection of Maggart & Associates, P.C. be submitted for ratification by the shareholders. The Audit Committee of the board of directors proposes and recommends that the shareholders ratify the selection by the Audit Committee of the firm of Maggart & Associates, P.C. to serve as independent auditors for the Company for the fiscal year that ends December 31, 2005. The firm has served as independent auditors for the Company since 1984. One or more representatives of Maggart & Associates, P.C. is expected to be present at the 2005 Annual Meeting to make such comments as they desire and to respond to questions from shareholders of our Company.

Although the shareholders are not legally required to vote on the ratification of the appointment of independent auditors for the Company, the board of directors places high importance on the shareholders’ vote in this regard. If the resolution approving Maggart & Associates, P.C. as the Company’s independent auditors is rejected by the shareholders then the Audit Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. (Of course, this would not relieve the Company from any of its contractual obligations.) Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholders. Abstentions will have the same effect as votes cast against the resolution, provided such shares are properly present at the meeting in person or by proxy, and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome. The affirmative vote of a majority of the votes cast by a quorum of the shares entitled to be cast by the holders of the Company’s common stock present or represented at the Meeting and entitled to vote is required to approve the appointment of Maggart & Associates, P.C.

The Audit Committee and the Board of Directors unanimously recommend that you vote FOR the ratification of Maggart & Associates, P.C., as the Company’s independent auditors for the fiscal year ending December 31, 2005.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The Company is authorized to issue 5,000,000 shares of its common stock. (Please refer to Item 5 of the Company’s Annual Report on Form 10-K for the year ending December 31, 2002, for additional discussion of the Company’s authorized classes of securities.) As of December 31, 2004, there were 1,042,323 issued and outstanding shares, all of which will be entitled to vote at the Annual Meeting. The par value of the stock has been removed and the stock is now called “no par” stock.

The following table provides information, as of December 31, 2004, with respect to the following beneficial owners of the Company’s common stock:

•	Each director of the Company, all of whom are also directors of the Bank;

•	Each nominee for director;

•	All Company executive officers and directors as a group.

No shareholder known to management owns as much as or more than 5% of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner.

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, particularly Rule 13d-3 under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), which state that a person may be credited with the ownership of common stock:

•	Owned by or for the person’s spouse, minor children or any other relative sharing the person’s home;

•	Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and

•	Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

•	Also, a person who has the right to acquire beneficial ownership of shares within 60 days after April 12, 2005, will be considered to own the shares. Unless otherwise indicated, the persons listed own their shares directly as individuals or in conjunction with their spouses.

				Pro Forma Percent
	Number of Shares			of Outstanding
Name	Owned (1)(2)	Right to Acquire		Shares(1)
(A) J. G. Brock	1,902	3,000		0.47
Arthur J. Dyer	412	3,000		0.33
Dean I. Gillespie	1,990	200		0.21
Rufus W. Gonder	412	3,000		0.33
G. B. Greene(3)	14,984	3,000		1.72
Charles C. Jacobs	8,792	7,000		1.50
Robert W. Jones	18,592	1,300		1.90
C. Levoy Knowles	900	3,000		0.37
J. Douglas Milner	400	3,000		0.32
C. M. Stanley(4)	13,900	-0	-	1.33
(B) Directors and Executive Officers as a Group (16 persons)	65,442 (1)	34,900		9.30 (1)

*	Less than 1%.

Notes to Preceding Table

(1)	The percentages shown are based on 1,042,323 shares of the common stock actually outstanding at December 31, 2004, plus that number of shares obtainable by each person named within the 60 days next succeeding the Annual Meeting pursuant to the exercise of stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. The percentages have been calculated based on the pro forma number of shares of common stock deemed to be owned beneficially by such holder pursuant to Rule 13d-3 under the Securities Exchange Act. Thus, all options exercisable within 60 days next following the Annual Meeting are included in such person’s total as if such person had exercised all of her or his respective options at the present date. All directors hold 3,000 options pursuant to the Stock Option Plan except that Mr. Stanley has exercised all of his options, Mr. Gillespie has exercised all but 200 of his, and Mr. Jones has exercised all but 1,300 of his. (The number of shares and options have been adjusted to reflect the 2-for-1 stock split that became effective in 2004.)

(2)	This information has been furnished by the directors and officers of the Company. Unless otherwise indicated, a shareholder possesses sole voting and investment power with respect to all of the shares shown opposite her or his name, including shares held in her or his individual retirement account. Shares held in self-directed Individual Retirement Accounts have been shown in each director’s total, and classified as subject to the director’s sole voting and dispositive authority. The ownership shown is that reported to the Company as of a recent date. The totals shown include shares held in the name of spouses, minor children, certain relatives, trusts, estates, custodial arrangements for children, and certain affiliated companies and/or business entities as to which beneficial ownership may be disclaimed.

(3)	Includes 2,244 shares held by a trust for which Mr. Greene’s spouse acts as trustee. Mr. Greene disclaims beneficial ownership of the trust shares.

(4)	Includes 8,876 shares of a trust as to which Mr. Stanley is a trustee.

***

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. (The Company knows of no 10% or greater beneficial owner.)

Based solely on its review of the copies of such forms received by it, or (if applicable) written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, for the period January 1, 2004 through December 31, 2004, its executive officers and Directors complied with all filing requirements applicable to them except that Mr. Gillespie filed one Form 4 late.

CERTAIN TRANSACTIONS

Certain Directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of First National Bank of McMinnville and have had transactions with the First National Bank in the ordinary course of the Bank’s business. From time to time, the Bank makes loans to Directors and executive officers of the Company and First National Bank, and related persons and entities, for the financing of homes, for home improvement, and for consumer and commercial loans. The Company relies upon its directors and executive officers for identification of their respective associates and affiliates (as those terms are defined in the Securities Exchange Act). All material transactions involving loans and commitments to such persons and businesses are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

The indebtedness of management (including the Directors and their respective interests) and these related parties to First National Bank was approximately $5,771,000 at December 31, 2004 and thus equal to an estimated 3.92% of the total currently outstanding First National Bank loans (net of loan loss reserve) as of December 31, 2004. This indebtedness is equal to approximately 11.52% of the Company’s total shareholders’ equity at December 31, 2004. In the opinion of the board of directors, such transactions have not involved more than a normal risk of collectibility nor presented other unfavorable features, nor were any of these related-party loans restructured or charged off in such year. Except as disclosed under “Executive Compensation,” and except as set forth below, our executive officers, directors and director-nominee(s) did not have any other significant business relationships with us which would require disclosure under applicable SEC regulations and no such transactions are anticipated during the 2005 fiscal year.

THE COMPANY’S NOMINATION PROCESS

Selection of Candidates for Directors

The board as a whole is responsible for nominating individuals for election to the board by the shareholders and for filling vacancies on the board that may occur between annual meetings of the shareholders. The board is also responsible for developing and approving criteria nominating new candidates or re-nominating incumbent candidates for board membership. In 2004, the board acted as its own Nominating Committee. The board is ultimately responsible for seeking candidates to become or remain board members, consistent with the criteria believed to be relevant by the board of directors, and for recommending candidates to the entire board for selection by the board for nomination to fill vacancies on the board or expiring terms of directors at each annual meeting of shareholders.

The board considers the following qualities to be important for persons to be considered for nomination or re-nomination: integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to board duties, the ability to bring business to the Company and/or First National Bank, and the likelihood that he or she will be able to serve on the board for a sustained period. The board or, if appointed, its Nominating Committee, will expect to consider, as part of the process for identifying individuals who might be candidates, individuals who are properly recommended by shareholders for nomination by the board at a meeting of shareholders at which directors are to be elected. To be proper, a recommendation for a nominee for director with respect to a meeting of shareholders must comply with applicable law and the Company’s bylaws. Essentially, the board must be informed of the same types of information that would be disclosed to shareholders in the Company’s proxy materials with respect to nominees, and any given nominee would be required to express her or his willingness to be nominated and to serve if elected. The board (or its Nominating Committee) will consider any suggestions offered by other directors or shareholders with respect to potential directors and there will be no difference in the manner in which potential nominees are evaluated. However, neither the board (nor its Nominating Committee) will be required to enlarge or change the size of the board in order to nominate an otherwise fully qualified candidate proposed by a shareholder or any individual director.

In 2005, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for our board. As of February 22, 2005, we had not received any recommendations from shareholders for nominees for the board.

The Company’s board of directors acts as its own nominating committee. There is no nominating committee charter at this time. Except for Mr. Jacobs, each member of the nominating committee is independent within the meaning of Rule 4200(a)(14) of the NASD, which is a definition of independence of a national securities exchange registered pursuant to Section 6(a) of the Exchange Act or a national securities association registered pursuant to Section 15A(a) of the Exchange Act that has been approved by the SEC (as that definition may be modified or supplemented). In determining director independence, the Company has applied that definition consistently to all members of the nominating committee and used the independence standards of the same national securities exchange or national securities association for purposes of nominating committee disclosure under the requirements of the SEC’s rules and regulations including the audit committee disclosure required under Item 7(d)(3)(iv) of the Securities Exchange Act’s Schedule 14A.

The board, acting as its own nominating committee, has not adopted any formal policies or procedures with regard to the consideration of any director candidates recommended by security holders, but the board will consider director candidates recommended by shareholders. In general, the board would require the consent of any proposed director candidate to be considered and to be nominated, and such person’s undertaking to serve if elected, as well as the type of information that must be disclosed by and about directors, nominees, and executive officers of the Company under the federal securities laws and as may now or hereafter be required by the Company’s charter and bylaws as to shareholder nominees. Further, the committee could be expected to require information about the specific types of contributions, including community involvement, business attraction, general reputation, and public credibility that a candidate has. The board believes that these informal standards are sufficient to serve the Company’s needs in its marketplace.

The procedures to be followed by security holders in submitting recommendations are set forth under the heading “Shareholder Proposals and Nominations for the 2005 Annual Meeting.” At present, there are no differences between the process for identifying and evaluating nominees for director used by the board of directors in its nominating committee function, including nominees recommended by security holders, and the board’s manner in evaluating nominees for director based on whether the nominee is recommended by a shareholder. The Company does not at the present time pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

The Company’s board, acting as its own nominating committee, did not receive, by a date not later than the 120th calendar day before the date of the Company’s proxy statement released to shareholders in connection with its previous year’s Annual Meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

Pursuant to NASD RULE 4200(a)(14), we have determined to be independent any person who, in our judgment, was not an officer or employee of the company or its affiliates, and who did not have any other relationship which, in the opinion of our board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. In accordance with the Rule, we have determined that the following persons will not be considered independent: a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years; a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home; a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the corporation’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee.

As noted above, the board believes that all members of the nominating committee are independent other than Mr. Jacobs, who is our chairman and chief executive officer, and Mr. Gillespie who, although he may be independent, has substantial borrowings from First National Bank.

SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2006 ANNUAL MEETING

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in FMC’s proxy statement for the Annual Meeting next year, the written proposal must be received by the Corporate Secretary of FMC at our principal executive offices no later than December 1, 2005. If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in FMC’s proxy statement is instead a reasonable time before FMC begins to print and mail its proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed and sent to the Chairman, First McMinnville Corporation, 200 East Main Street, McMinnville, Tennessee 37110.

For a shareholder proposal that is not intended to be included in FMC’s proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of FMC common stock to approve that proposal, provide the information required by the bylaws of FMC and give timely notice to the Corporate Secretary of FMC in accordance with the bylaws of FMC, which, in general, require that the notice be received by the Corporate Secretary of FMC:

•	Not earlier than the close of business on January 14, 2006, and

•	Not later than the close of business on February 15, 2006.

If the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the FMC Annual Meeting for the prior year, then notice of a shareholder proposal that is not intended to be included in FMC’s proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

•	90 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

Nomination of Director Candidates: You may propose director candidates for consideration by the board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for board membership and should be directed to the Corporate Secretary of FMC at the address of our principal executive offices set forth above. In addition, the bylaws of FMC permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of FMC common stock to elect such nominee and provide the information required by the bylaws of FMC, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to FMC and its shareholders. In addition, the shareholder must give timely notice to the Corporate Secretary of FMC in accordance with the bylaws of FMC, which, in general, require that the notice be received by the Corporate Secretary of FMC within the time period described above under “Shareholder Proposals.”

Bylaw Provisions: The requirements of the Company’s bylaws, as amended, must be satisfied in the shareholder nomination process. The bylaws are available for inspection and copying as set forth in the section “Shareholder Questions and Availability of Company Information” included in these materials. Our bylaws contain specific provisions regarding the requirements for making shareholder proposals and nominating director candidates.

Risk of Untimely or No Delivery. Risk of timely delivery of shareholder proposals or other business, and risk of compliance with applicable rules concerning such business, is and remains on the proponent. Because risk of non-delivery or untimely delivery remains with the shareholder, we urge you to use caution in mailing any proposals to the Company.

Amended and Restated Charter
of
First McMinnville Corporation

     For the purpose of organizing a Tennessee business corporation to carry on business under the laws of the State of Tennessee, the undersigned does hereby adopt the following Amended and Restated Charter of First McMinnville Corporation pursuant to the applicable provisions of the Tennessee Business Corporation Act: This amendment and restatement of the Company’s Charter was approved by the board of directors on January 11, 2005, and by the Shareholders on April ___, 2005.

Article 1

     The name of this Company is First McMinnville Corporation.

Article 2

     The address of the principal office of this Company in the State of Tennessee is 200 East Main Street, McMinnville, Warren County, Tennessee 37110.

Article 3

     The address of the Company’s registered office in Tennessee is One Burton Hills Boulevard, Suite 330, Nashville, Davidson County, Tennessee 37215. The name of the registered agent to be located at this address is Daniel W. Small.

Article 4

     4.1 For Profit Corporation. The Company is for profit.

     4.2 Broad Purposes for Organization. The purpose for which the Company is organized is to conduct any businesses and to engage in any activities not specifically prohibited to corporations for profit under the laws of the State of Tennessee.

     4.3 Necessary and Convenient Powers. The Company shall have all powers necessary and convenient to conduct the businesses and engage in the activities set forth in this Charter, including, but not limited to, the powers enumerated in the Tennessee Business Corporation Act or any amendment thereto. In addition, the Company shall have the full power to purchase and otherwise acquire, and dispose of, its own shares and securities granted by the laws of the State of Tennessee.

     4.4 Examples of Corporate Powers. Without limiting the foregoing intentionally broad grant of powers to the Company, the Company shall have all the following enumerated rights and powers:

     4.4.1 The Company shall have the right to conduct the business of a bank holding company and a financial holding company, and to engage in all activities now or hereafter permitted to bank and financial holding companies under the laws of the State of Tennessee and the United States of America, and also in each other jurisdiction in which the Company may be admitted to conduct business from time to time.

     4.4.2 The Company shall have the right to acquire by purchase, subscription, or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by an agency, subdivision, territory, dependency, possession or municipality of any of the foregoing; and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon. The term “securities” as used in the Charter shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidences of indebtedness, certificates of interest or participation in any profit-sharing agreement, collateral trust certificates, preorganization certificates or subscriptions, transferable investment contracts, voting trust certificates, certificate of deposit for a security, or, in general, any interests or instruments commonly known as “securities” or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warranties or rights to subscribe to or purchase, any of the foregoing.

     4.4.3 The Company shall have the right to make, establish and maintain investments in securities, and to supervise and manage such investments.

     4.4.4 The Company shall have the right to cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

     4.4.5 The Company shall have the right to acquire by purchase or exchange, or by transfer to, or by merger or consolidation with, the Company or any corporation, firm, organization, association, or other entity owned or controlled, directly or indirectly, by the Company, or to otherwise acquire, the whole or any part of the business, good will, rights, or other assets of any corporation, firm, organization, association or other entity; to operate and/or carry on the business of same, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof; to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the Company, or by any other lawful means.

     4.4.6 The Company shall have the right to aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the Company or in which the Company or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends of any stock issued by any such corporation, firm, organization, association or entity; to guarantee with or without recourse against any such corporation, firm, or organization, association or entity or to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm, organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly held, guaranteed or assumed by the Company, and to do any and all acts and things designed to accomplish any such purpose.

     4.4.7 The Company shall have the right to borrow money for any business, object or purpose of the Company from time to time, without limit as to amount; to issue any kind of evidence of indebtedness, whether or not in connection with borrowing money; including evidences of indebtedness convertible into securities of the Company, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the Company, whether at the time owned or thereafter acquired.

     4.4.8 The Company shall have the right to render service, assistance, counsel, and advice to, and to act in any capacity as representative or agent (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association, or other entity.

     4.4.9 The Company shall have the right to engage in any lawful business and business activity, and in connection therewith, to do any lawful act in furtherance of or otherwise necessary or convenient to such business.

     4.4.10 The Company shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the Company of the general powers now or hereafter conferred by the laws of the State of Tennessee upon corporations formed under the Tennessee Business Corporation Act and any successor thereto.

Article 5

     The Company shall have perpetual duration.

Article 6

     6.1 Common Stock . The Company is authorized to issue its common stock (the Common Stock”), which shall have unlimited voting rights and which shall be entitled to share equally in any net assets of the Company received upon liquidation. The aggregate number of shares of Common Stock that the Company shall have the authority to issue is Five Million (5,000,000) shares with no par value.

     6.2 Voting and Preemptive Rights . Subject only to the other provisions of this Charter, each holder of Common Stock shall be entitled to one vote for each share of such stock held. However, cumulative voting is not permitted. No holder of shares of any class of the capital stock or any other class or series of securities of the Company shall have as a matter of right any pre-emptive or preferential right to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Company, whether or not convertible into shares of stock of the Company. The board of directors may, by resolution, provide that any outstanding class or series of the Company’s securities have pre-emptive rights as to any class of securities then proposed to be issued, which resolution shall be limited to such proposed issue.

     6.3 Acquisition of Shares of the Company. The Company may acquire its own shares, subject to any limitations imposed by applicable law. Any such shares shall become, upon acquisition, authorized but unissued shares unless the board of directors of the Company resolves that, upon reacquisition by the Company, such shares are to be retired. Neither mandatory nor other redemptions shall be made by the Company that would violate legal restrictions on distributions. Such distributions can be deferred in whole or in part by the Company without interest, until such time as the board of directors determines that redemptions can lawfully be made, in whole or in part. However, no dividends shall be paid, or distributions made, to holders of Common Stock until such redemptions, without interest, can (in the exercise of the business judgment of the board of directors) lawfully be made.

     6.4 Consideration for Shares of the Company . Shares of the Company may be issued by the Company for such consideration, not less than the par value thereof (in the case of shares having a par value), as shall be fixed from time to time by the board of directors.

     6.5 Dividends and Distributions . Subject to the provisions of the Tennessee Business Corporation Act, the board of directors shall have the power to distribute a portion of the assets of the Company, in cash or in property (such as shares of other companies that are owned by the Company and comparable property), to holders of shares of the Company out of the capital surplus of the Company. No dividend or distribution shall be deemed to be a liquidation, dissolution or winding up of the Company.

Article 7

     Unless more restrictively required by applicable law, the affirmative vote of the holders of seventy-five percent or more of the outstanding shares entitled to vote for the election of directors is required to authorize (1) any merger, share exchange, or consolidation (or any comparable transaction) of the Company with or into another entity, or (2) any sale, lease, or other disposition of all or substantially all of the Company’s assets to another person or entity, whether in one or in a series of transactions, or (3) any dissolution, or liquidation of the Company, except where any of these transactions will occur between the Company and any of its majority-owned, direct or indirect, subsidiaries; provided, however, that if at least a seventy-five percent majority of the entire board of directors shall adopt a resolution affirmatively recommending the proposed transaction to the shareholders of the Company, and directing that it be submitted to a vote at a meeting of the shareholders, then such amendment shall be approved upon receiving the affirmative vote of the holders of a majority of the outstanding shares of each class of stock of the Company entitled to vote thereon.

Article 8

     Section 8.1 Election of Directors . Subject only to the provisions of Article 14 of this Charter, the members of the board of directors, other than directors elected to fill vacancies caused by an increase in the number of directors or by the removal, death or resignation of existing directors, shall be elected by the shareholders only and shall be elected by a plurality of the votes cast in any such election.

     Section 8.2 General Provisions Concerning the Board of Directors . The business and affairs of the Company shall be managed by or under the direction of a board of directors. The Company shall have not fewer than five (5) and not more than twenty-five (25) directors. The exact number of directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire board of directors. The board of directors shall be divided into three (3) classes, as nearly equal in number as possible, with the term of office of one class expiring each year. At the initial, organizational meeting of shareholders in 2005 (the “Initial Meeting”), directors of the first class shall be elected to hold office for a term expiring at the first annual meeting in 2006, and upon expiration of such one-year term and thereafter, such class of directors shall be eligible to hold office for terms of three (3) years. At the Initial Meeting of shareholders in 2005, directors of the second class shall be elected to hold office for a term expiring at the annual meeting of shareholders in 2007, and upon the expiration of such two-year term and thereafter, such class of directors shall be eligible to hold office for terms of three (3) years. At the Initial Meeting of shareholders in 2005, directors of the third class shall be elected to hold office for a term expiring at the annual meeting of shareholders in 2008, and thereafter such class of directors shall continue to be eligible to hold office for terms of three (3) years. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason, including the removal of directors, shall (subject to any provisions set forth in the Tennessee Business Corporation Act related to filling vacancies and expressly required by such law to be incorporated herein) be filled by the board of directors (and only by the board of directors) acting by a majority of directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which the director shall have been chosen and until a successor shall be elected and qualified.

     Section 8.3 Nominations of Directors .

     8.3.1 Only persons who are nominated in accordance with the procedures set forth in this Charter, as may be supplemented (but not superceded) by the bylaws, shall be eligible to serve as directors. Nominations of persons for election to the board of directors of the Company may be made at a meeting of shareholders (i) by or at the direction of the board of directors or (ii) by any shareholder of the Company who was a shareholder of record at the time of the giving of notice of the applicable meeting who is entitled to vote for the election of directors at the meeting and who shall have fully and completely complied with the notice procedures set forth below in Section 8.3.2.

     8.3.2 In order for a shareholder to nominate a person for election to the board of directors of the Company at a meeting of shareholders, such shareholder shall have delivered timely notice of such shareholder’s intent to make such nomination in writing to the secretary of the Company. To be timely, unless otherwise provided by applicable law (including, without limitation, federal securities laws), a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company (i) in the case of an annual meeting, not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. Such shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election as a director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Company’s books, of such shareholder and (B) the class and number of shares of the Company which are beneficially owned by such shareholder and also which are owned of record by such shareholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of the Company which are beneficially owned by such person. In addition, the nominating shareholder shall be responsible for providing to the Company all of the information as to each nominee as is required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Company), together with each such person’s signed consent to serve as a director of the Company if elected. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the Company that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. It is the express intention of these bylaws that the foregoing information be provided to the board of directors and the shareholders so that adequate disclosure can be made to the shareholders. Accordingly, such information shall be provided notwithstanding that the Company is not at the time of the adoption of this Charter, or at any other time, subject either to the Exchange Act or to the rules and regulations of the Securities and Exchange Commission.

     8.3.3 The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 8.3, and if she or he should so determine, she or he shall so declare to the meeting and the defective nomination shall be disregarded. A shareholder seeking to nominate a person to serve as a director must also comply with all applicable requirements of the Exchange Act, together with the rules and regulations thereunder, to the extent applicable to the Company, with respect to the matters set forth in this Section 8.3.

     Section 8.4 Removal for Cause . Notwithstanding any other provision of this Charter or the Bylaws of the Company, and notwithstanding specification of some lesser percentage by law, any one or more directors or the entire board of directors of the Company may be removed for cause, at any time, by the affirmative vote of at least seventy-five percent of the entire board of directors or by the affirmative vote of at least seventy-five percent of all of the issued and outstanding shares of the Company. Directors may not be removed without cause. As used herein, the term “cause” shall be defined to mean the grounds for judicial removal of a director as specified in T.C.A. §48-18-109, as in effect on the date hereof.

     Section 8.5 Meetings . The board of directors shall meet not less frequently than quarterly. Special meetings of the board of directors can be called by one-third (1/3) of the full board of directors, by the Chair, or any two other executive officers. A majority of the entire board shall constitute a quorum. The board shall keep minutes of each meeting, including a record of attendance and of all votes cast by each director.

Article 9

     9.1 Corporate Powers to Be Exercised by the Board; Delegation to Executive Committee . The board of directors shall exercise all of the powers of the Company unless otherwise provided by law. The board may delegate certain functions to committees of the board made up entirely of directors. The board of directors may authorize an executive committee of three (3) or more directors to exercise substantially all of the powers of the board of directors during those times when the board of directors is not meeting.

     9.2 Actions of Written Consent. Any action which the board of directors of this Company may properly take may be taken without a meeting. If all directors consent to taking such action without a meeting, the affirmative vote of the number of directors that would be necessary to authorize or take such action at a meeting shall be the act of the board. The action must be evidenced by one or more written consents setting forth the action so taken, signed by each member of the board of directors, indicating each signing director’s vote or abstention on the action, and shall be included in the minutes or filed with the corporate records reflecting the action taken. However, to the extent required by law, there will be actual meetings of the members.

     9.3 Examples of Board Powers . By way of example, and without limiting the broad scope of the board’s powers, the board of directors shall have the power to take the following actions:

     9.3.1 The board of directors shall have authority to issue bonds, debentures, notes or other obligations of this Company and to fix all terms thereof, including without limitation, the convertibility or nonconvertibility thereof.

     9.3.2 The board of directors shall have authority to issue, option or reserve for sale, to such parties and upon such terms as the board shall deem proper, any part of the authorized capital stock of the Company and any bonds, debentures, notes or other obligations of the Company at any time, to the extent permitted by law, be issued optioned or reserved for sale, sold or disposed of by the Company.

     9.3.3 The board of directors shall have the right to cause the Company to purchase its own shares and to pay dividends and to make distributions of property to the extent permitted by law.

Article 10

     Section 10.1 Special Meetings of Shareholders Called By Officers or Directors . Special meetings of shareholders may be called by the Chairman of the board or (if a different person) the Chief Executive Officer of the Company, or by the affirmative vote of not less than eighty-percent of the board of directors acting with or without a meeting, upon notice to the shareholders being delivered not less than thirty (30) days nor more than sixty (60) days before the date of the meeting. Such notice shall include a description of the purpose or purposes for which the meeting is called and shall be effective when mailed postpaid and correctly addressed to the shareholder’s address shown in the Company’s current record of shareholders.

     Section 10.2 Special Meetings of Shareholders Called By Shareholders . Special meetings of shareholders also may be called by the holders of at least seventy-five percent of all the votes entitled to be cast on any issue proposed to be considered at such meeting upon request in writing, signed, dated and delivered either in person or by registered or certified mail, return receipt requested, to the Secretary of the Company by such shareholders at least ninety (90) days before the date of the meeting. Upon receipt of such request, it shall be the duty of such Secretary forthwith to cause to be given to the shareholders entitled thereto notice of such meeting, which notice shall be given on a date not more than forty-five (45) days (or such greater or longer period as may be expressly required by Tennessee law) after the date such request was delivered to such Secretary, as such Secretary may fix and shall be effective when mailed postpaid and correctly addressed to the shareholder’s address shown in the Company’s current record of shareholders. Shares held by any Interested Shareholder(s) or the Affiliates or Associates (as herein defined) thereof shall be disregarded for the purposes of determining whether the requisite percentage has been reached.

Article 11

     Notwithstanding any provisions of this Charter or the Bylaws of the Company, and notwithstanding the specification of some lesser percentage by law, the affirmative vote of the holders of seventy-five percent or more of the outstanding shares of each class of stock of the Company entitled to vote thereon shall be required to amend, alter, change or repeal any provision of Article 7, Article 8, Article 9, Article 10, Article 11, Article 12, Article 13, or Article 14 of this Charter; provided, however, that if at least a seventy-five percent majority of the entire board of directors shall adopt the resolution setting forth the proposed amendment to any of the foregoing specified Articles, and directing that it be submitted to a vote at a meeting of the shareholders, then such amendment shall be approved upon receiving the affirmative vote of the holders of a majority of the outstanding shares of each class of stock of the Company entitled to vote thereon.

Article 12

     No director of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of his duty of care or other duty as a director; provided that this provision shall eliminate or limit the liability of a director only to the maximum extent permitted from time to time by the Tennessee Business Corporation Act or any successor law or laws, including Section 48-12-102(b)(3) thereof of the Tennessee Business Corporation Act. However, nothing in this charter shall exempt an officer or director from any provision of the Tennessee Business Corporation Act as it may be amended, supplemented or superseded from time to time if (and to the extent that) such exemption is determined by a Court of competent jurisdiction to violate Tennessee law or public policy.

Article 13

     Section 13.1 Power to Indemnify . In addition to any powers provided by law, in the Bylaws, or otherwise, the Company shall have the power to indemnify any person who becomes a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitral, or investigative (including any action by or in the right of the Company), by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Section 13.2 Duty to Indemnify . Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, arbitral, or investigative and whether formal or informal (hereinafter a “proceeding”), by reason of the fact that he is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation or of a limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action or inaction in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Tennessee Business Corporation Act, as in effect on the date hereof, or as may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including but not limited to counsel fees, judgments, penalties, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section 13.2 shall be a contract right and shall include the right to be paid by the Company the expenses incurred in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that any advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Company of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 13.2 or otherwise; the indemnitee furnishes the Company with a written affirmation of his good faith belief that he has met the standards for indemnification under the Tennessee Business Corporation Act; and a determination is made that the facts then known to those making the determination would not preclude indemnification.

     Section 13.3 Right to Indemnify . The Company may indemnify and advance expenses to an employee or agent who is not a director or officer to the same extent as to a director or officer by specific action of its board of directors or by contract.

     Section 13.4 Not A Limitation . The rights to indemnification and to the advancement of expenses conferred by Section 13.1, Section 13.2, or Section 13.3 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Charter, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

     Section 13.5 Power to Purchase Insurance . The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Tennessee Business Corporation Act.

     Section 13.6 Effect of Future Repeal or Amendment . Any repeal or modification of any provision of Article 13 of this Charter, or any provision thereof, by the shareholders or by the board of directors of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

Article 14

     Section 14.1 Opt-In . To the maximum extent permitted by law, the Company hereby opts into the protections provided to it and to its shareholders pursuant to the Tennessee Business Combination Statutes. As used herein, the term “Tennessee Business Combination Statutes” means the Tennessee Investor Protection Act, to the extent now or hereafter applicable to the Company (T.C.A. §§48-103-101, et seq.), the Tennessee Business Combination Act (T.C.A. §§48-103-201, et seq.), the Tennessee Control Share Acquisition Act (T.C.A. §§48-103-301, et seq.), and the Tennessee Authorized Corporation Protection Act (T.C.A. §§48-103-401, et seq.), and the Tennessee Greenmail Act (T.C.A. §§48-103-501, et seq.), all as the same may be amended, supplemented and/or recodified from time to time.

     Section 14.2 Board Considerations . In connection with any transaction that does or could be considered to be covered by any of the Tennessee Business Combination Statutes, or which involves any business combination, merger, consolidation, share exchange, liquidation, distribution, or comparable transaction, neither the Company nor any of its officers or directors may be held liable for:

(a)	Failing to approve the acquisition of shares by an Interested Shareholder or the Affiliates or Associates thereof on or before the date the shareholder acquired such shares;

(b)	Seeking to enforce or implement the provisions of Tennessee law;

(c)	Failing to adopt or recommend any charter or by-law amendment or provision relating to such provisions of Tennessee law; or

(d)	Opposing any merger, share exchange, exchange, tender offer, or significant asset sale because of a good faith belief that such transaction would adversely affect the Company’s employees, customers, suppliers, the communities in which the Company or its subsidiaries operate, or any other relevant factor.

     Section 14.3 Amendment of Bylaws Concerning Tennessee Business Combination Statutes . Except as otherwise provided by this Charter, if at all, or to the extent required by the laws of the State of Tennessee, as now in effect or hereafter amended, the Bylaws of the Company may be amended or repealed or additional Bylaws may be adopted by the board of directors by a vote of a majority of the entire board of directors. However, any amendment or repeal of any part of Articles 1, 2, 6, 7 or 9 of the Company’s Bylaws effected by the directors shall require the affirmative vote of at least seventy-five percent of the full board of directors following at least twenty (20) days prior written notice to all directors of the specific proposal or, if presented to the shareholders, any amendment or repeal of any part of Articles 1, 2, 6, 7 or 9 of the Company’s Bylaws effected by the shareholders shall require the affirmative vote of at least seventy-five percent of all of the shares entitled to vote thereon, exclusive on any Interested Shareholder or the Affiliates or Associates thereof, as defined in Section 48-103-203 of the Tennessee Business Combination Statutes, following at least forty-five (45) days prior written notice to all shareholders of the specific proposal.

Article 15

     Section 15.1 Captions Not Controlling . Section headings and captions are for the convenience of the reader only and shall not be deemed to be a part of this Charter, as amended and restated, or to affect the interpretation or scope thereof.

     Section 15.2 Effective Date . This Amendment and Restatement was executed by the Chairman of the Company on and as of the date below written.

     IN WITNESS HEREOF, we have hereunder set our hands this                      day of                     , 2005.

First McMinnville Corporation

By:

Title:

APPENDIX B — SUMMARY OF CERTAIN TENNESSEE “ANTI-TAKEOVER” STATUTES

As a Tennessee corporation, First McMinnville Corporation (the “Company”) is or could be subject to certain restrictions on business combinations under Tennessee law, including, but not limited to, combinations with interested shareholders. Tennessee has multiple anti-takeover acts that are or may become applicable to the Company. These are the Tennessee Business Combination Act, the Tennessee Greenmail Act, and the Tennessee Investor Protection Act. The Tennessee Control Share Acquisition Act applies to the Company because the Company’s charter includes an express provision electing to be covered by that Act.

The Tennessee Business Combination Act generally prohibits a “business combination” by the Company or a subsidiary with an “interested shareholder” within 5 years after the shareholder becomes an interested shareholder. But the Company or a subsidiary can enter into a business combination within that period if, before the interested shareholder became such, the Company board of directors approved the business combination or the transaction in which the interested shareholder became an interested shareholder. After that 5-year moratorium, the business combination with the interested shareholder can be consummated only if it satisfies certain fair price criteria or is approved by two-thirds of the other shareholders.

For purposes of the Tennessee Business Combination Act, a “business combination” includes mergers share exchanges, sales and leases of assets, issuances of securities, and similar transactions. An “interested shareholder” is generally any person or entity that beneficially owns 10% or more of the voting power of any outstanding class or series of the Company stock.

Tennessee law also severely limits the extent to which the Company or any of its officers or directors could be held liable for resisting any business combination. But the officers and directors can only consider such factors if the corporation’s charter permits the board to do so in connection with the transaction. The Company’s charter expressly permits the board to consider the statutorily approved factors.

The Tennessee Greenmail Act applies to a Tennessee corporation that has a class of voting stock registered or traded on a national securities exchange or registered with the SEC pursuant to Section 12(g) of the Exchange Act. Under the Tennessee Greenmail Act, the Company may not purchase any of its shares at a price above the market value of such shares from any person who holds more than 3% of the class of securities to be purchased if such person has held such shares for less than two years, unless the purchase has been approved by the affirmative vote of a majority of the outstanding shares of each class of voting stock issued by the Company or the Company makes an offer, of at least equal value per share, to all shareholders of such class. The Company’s common stock is presently registered under Section 12(g) of the Exchange Act.

The Tennessee Investor Protection Act generally requires the registration, or an exemption from registration, before a person can make a tender offer for shares of a Tennessee corporation which, if successful, will result in the offeror beneficially owning more than 10% of any class of shares. Registration requires the filing with the Tennessee Commissioner of Commerce and Insurance of a registration statement, a copy of which must be sent to the target company, and the public disclosure of the material terms of the proposed offer. Additional requirements are imposed under that act if the offeror beneficially owns 5% or more of any class of equity securities of the target company, any of which was purchased within one year prior to the proposed takeover offer. The Tennessee Investor Protection Act also prohibits fraudulent and deceptive practices in connection with takeover offers, and provides remedies for violations. By its terms, this law is inapplicable to the bank and to bank holding companies. However, the Company’s charter provides that this law shall be applicable to the Company to the extent now or hereafter permitted by law.

The Tennessee Investor Protection Act does not apply to an offer involving a vote by holders of equity securities of the offeree company, pursuant to its charter, on a share exchange, consolidation or sale of corporate assets in consideration of the issuance of securities of another corporation, or on a sale of its securities in exchange for cash or securities of another corporation. Also excepted from the Tennessee Investor Protection Act are tender offers which are open on substantially equal terms to all shareholders, are recommended by the board of directors of the target company, and include full disclosure of all terms. The Tennessee Investor Protection Act may not be constitutional in some or all cases.

The laws described above, together with provisions of the Company’s charter and bylaws, regarding business combinations might be deemed to make the Company less attractive as a candidate for acquisition by another company than would otherwise be the case in the absence of such provisions. For example, if another company should seek to acquire a controlling interest of less than seventy-five percent (75%) of the outstanding shares of the Company’s common stock, the acquirer would not thereby obtain the ability to replace a majority of the Company’s board of directors until at least the second annual meeting of shareholders following the acquisition. Further, the acquirer would not obtain the ability immediately to effect a share exchange, consolidation, or other similar business combination unless the described conditions were met.

PLEASE EXECUTE THIS PROXY AND RETURN IT IMMEDIATELY.

REVOCABLE PROXY
FIRST MCMINNVILLE CORPORATION
FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 12, 2005

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned holder of Common Stock, no par value per share (“Common Stock”) of FIRST MCMINNVILLE CORPORATION (the “Company”) hereby appoints Greg Brock, Jim Dyer, and Rufus Gonder each with full power to appoint his substitute, as proxy for the undersigned to attend, vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held in the Board Room of the Main Office of First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee 37110, on Tuesday, April 12, 2005 (the “Meeting”) at 2:30 p.m. (Local Time in McMinnville, Tennessee), and at any adjournments and postponements thereof, and hereby revokes any proxy previously given by the undersigned. The record date for the Annual Meeting is March 15, 2005.

The Common Stock represented by this proxy will be voted in accordance with any choice specified in this proxy. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED AS PROXY WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY AND FOR THE RATIFICATION OF THE SPECIFIED AUDITORS, AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTER TO PROPERLY COME BEFORE THE ANNUAL MEETING. If this proxy is not dated it shall, in the Company’s discretion, be deemed to be dated on the date on which this proxy was mailed by the Company.

1.	To elect as Directors the Nominees listed below:

☐	FOR all Nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all Nominees listed below

(INSTRUCTIONS: To withhold authority for any individual Nominee, vote “FOR” all Nominees and then STRIKE A LINE through the individual Nominee’s name in the list below.)

Class III – Charles C. Jacobs, J. Douglas Milner, and Carl M. Stanley.

2.	To approve the amendment and restatement of the charter of First McMinnville Corporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2-A.	To approve the classified board and supermajority provisions in the Restated Charter.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2-B.	To approve the indemnification and elimination of liability provisions of the Restated Charter.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2-C.	To approve the Anti-Takeover Opt-In provisions of the Restated Charter.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the Audit Committee’s appointment of Maggart & Associates, P.C., as independent auditors for the Company for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.

The following rules apply to this proxy: When shares are held by joint tenants, both should sign. If you are signing as attorney, executor, administrator, trustee, or guardian, you must give your full title as such. If you are signing on behalf of a corporation or limited liability company, you must sign in full corporate name by the president, chief manager or other authorized officer. If you are signing on behalf of a partnership, you must sign in partnership name by an authorized person.

Date: , 2005.

Signature
I plan to attend: ☐

Signature, if held jointly